File No. 333-______

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 16, 2015

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No.   [   ]

Post-Effective Amendment No.  [   ]

Curian Variable Series Trust
(Exact Name of Registrant as Specified in Charter)

7601 Technology Way, Denver, Colorado 80237
(Address of Principal Executive Offices)

(877) 847-4143
(Registrant’s Area Code and Telephone Number)

7601 Technology Way
Denver, Colorado 80237
 (Mailing Address)

With copies to:

SUSAN S. RHEE, ESQ. Curian Variable Series Trust Vice President, Chief Legal Officer, & Secretary 1 Corporate Way Lansing, Michigan 48951	ALAN GOLDBERG, ESQ. K&L Gates LLP 70 West Madison Street Suite 3100 Chicago, Illinois 60602

Approximate Date of Proposed Public Offering:
As soon as practicable after this Registration Statement becomes effective.

It is proposed that this Registration Statement will become effective on February 19, 2015 pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of securities being registered: shares of beneficial interest in the series of the registrant designated as the Curian/BlackRock Global Long Short Credit Fund.

No filing fee is required because the registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File Nos. 333-177369 and 811-22613).

CURIAN VARIABLE SERIES TRUST

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Shareholders

Notice of Special Meeting

Information Statement

Part A - Proxy Statement/Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

JACKSON NATIONAL LIFE INSURANCE COMPANY
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

1 Corporate Way
Lansing, Michigan 48951

February 19, 2015

Dear Contract Owner:

Enclosed is a notice of a Special Meeting of Shareholders of the Curian/UBS Global Long Short Fixed Income Opportunities Fund (the “UBS Fund” or the “Acquired Fund”), a series of Curian Variable Series Trust (the “Trust”).  The Special Meeting of Shareholders of the Acquired Fund is scheduled to be held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan, 48951, on April 2, 2015 at 2:30 p.m., Eastern Time (the “Meeting”).  At the Meeting, the shareholders of the Acquired Fund will be asked to approve the proposal described below.

The Trust’s Board of Trustees (the “Board”) called the Meeting to request shareholder approval of the reorganization (the “Reorganization”) of the Acquired Fund into the Curian/BlackRock Global Long Short Credit Fund, a series of the Trust (the “Acquiring Fund”).

The Board has approved this proposal.

Both the Acquired Fund and the Acquiring Fund are managed by Curian Capital, LLC (“Curian Capital”), and each is sub-advised by an investment sub-adviser.  If the Reorganization is approved and implemented, each person that invests indirectly in an Acquired Fund will automatically become an investor indirectly in the Acquiring Fund.

An owner of an annuity contract or certificate that participates in the Acquired Fund through the investment divisions of separate accounts established by Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York (each, an “Insurance Company”), is entitled to instruct the applicable Insurance Company how to vote the Acquired Fund shares related to the ownership interest in those accounts as of the close of business on February 6, 2015.  The attached Notice of Special Meeting of Shareholders and Proxy Statement and Prospectus concerning the Meeting describe the matters to be considered at the Meeting.

You are cordially invited to attend the Meeting.  Because it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating, signing, and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions.  Of course, we hope that you will be able to attend the Meeting, and if you wish, you may vote your shares in person, even though you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet.  Please respond promptly in order to save additional costs of proxy solicitation and in order to make sure you are represented.

Very truly yours,

Mark D. Nerud
President and Chief Executive Officer
Curian Variable Series Trust

CURIAN VARIABLE SERIES TRUST

Curian/UBS Global Long Short Fixed Income Opportunities Fund

7601 Technology Way
Denver, Colorado 80237

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 2, 2015

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Curian/UBS Global Long Short Fixed Income Opportunities Fund (the “UBS Fund” or the “Acquired Fund”) will be held on April 2, 2015, at 2:30 p.m., Eastern Time, at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951 (the “Meeting”).

The Meeting will be held to act on the following proposals:

1.
To approve the Plan of Reorganization, adopted by the Trust’s Board of Trustees, which provides for the reorganization of the UBS Fund into the Curian/BlackRock Global Long Short Credit Fund, also a series of the Trust.

2.	To transact other business that may properly come before the Meeting or any adjournments thereof.

Please note that owners of variable life insurance policies or variable annuity contracts or certificates (the “Contract Owners”) issued by Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York (each, an “Insurance Company”) who have invested in shares of the Acquired Fund through the investment divisions of a separate account or accounts of an Insurance Company (“Separate Account”) will be given the opportunity, to the extent required by law, to provide the applicable Insurance Company with voting instructions on the above proposals.

You should read the Proxy Statement and Prospectus attached to this notice prior to completing your proxy or voting instruction card.  The record date for determining the number of shares outstanding, the shareholders entitled to vote and the Contract Owners entitled to provide voting instructions at the Meeting and any adjournments thereof has been fixed as the close of business on February 6, 2015.  If you attend the Meeting, you may vote or give your voting instructions in person.

YOUR VOTE IS IMPORTANT

PLEASE RETURN YOUR PROXY CARD OR VOTING INSTRUCTION CARD PROMPTLY

Regardless of whether you plan to attend the Meeting, you should vote or give voting instructions by promptly completing, dating, signing, and returning the enclosed proxy or voting instruction card for the Acquired Fund in the enclosed postage-paid envelope.  You also can vote or provide voting instructions through the Internet or by telephone using the 14-digit control number that appears on the enclosed proxy or voting instruction card and following the simple instructions.  If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time.  The Board recommends that you vote or provide voting instructions to vote FOR the proposals.

By order of the Board,

Mark D. Nerud
President & Chief Executive Officer

February 19, 2015 Denver, Colorado

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JACKSON NATIONAL LIFE INSURANCE COMPANY
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

INFORMATION STATEMENT
REGARDING A SPECIAL MEETING OF SHAREHOLDERS OF

CURIAN/UBS GLOBAL LONG SHORT FIXED INCOME OPPORTUNITIES FUND
A SERIES OF THE CURIAN VARIABLE SERIES TRUST

TO BE HELD ON: APRIL 2, 2015

DATED:  FEBRUARY 19, 2015

GENERAL

This Information Statement is being furnished by Jackson National Life Insurance Company (“Jackson National”), or Jackson National Life Insurance Company of New York (each, an “Insurance Company” and, together, the “Insurance Companies”), each of which is a stock life insurance company, to owners of their variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contract Owners”) who, as of February 6, 2015 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of their separate accounts (the “Separate Accounts”) that are invested in shares of the Curian/UBS Global Long Short Fixed Income Opportunities Fund (the “UBS Fund” or “Acquired Fund”), a series of Curian Variable Series Trust (the “Trust”).

The Trust is a Massachusetts business trust registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company.

Each Insurance Company is required to offer Contract Owners the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Acquired Fund (the “Shares”) held by its Separate Accounts, as to how it should vote on the reorganization proposal (the “Proposal”) to be considered at the Special Meeting of Shareholders of the Acquired Fund referred to in the preceding Notice and at any adjournments (the “Meeting”).  The enclosed Proxy Statement and Prospectus, which you should retain for future reference, concisely sets forth information about the proposed reorganization involving the Acquired Fund and a corresponding series of the Trust that a Contract Owner should know before completing the enclosed voting instruction card.

This Information Statement and the accompanying voting instruction card are being mailed to Contract Owners on or about February 19, 2015.

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the Shares held in the investment divisions of its Separate Accounts, Contract Owners are asked to promptly complete their voting instructions on the enclosed voting instruction card(s); and sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope.  Contract Owners also may provide voting instructions by phone at 1-866-298-8476 or by Internet at our website at www.proxy-direct.com.

If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the Shares in favor of the Proposal.

The number of Shares held in the investment division of a Separate Account corresponding to the Acquired Fund for which a Contract Owner may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s account value (minus any Contract indebtedness) allocable to that investment division by (ii) the net asset value of one Share of the Acquired Fund.  At any time prior to an Insurance Company’s voting at the Meeting, a Contract Owner may revoke his or her voting instructions with respect to that investment division by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing

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later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and voting in person at the Meeting.

HOW AN INSURANCE COMPANY WILL VOTE

An Insurance Company will vote the Shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions.  An Insurance Company will vote Shares attributable to Contracts for which the Insurance Company is the Contract Owner “FOR” the Proposal.  Shares in each investment division of a Separate Account for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal.  Shares in each investment division of a Separate Account for which an Insurance Company receives no timely voting instructions from a Contract Owner, or that are attributable to amounts retained by an Insurance Company or its affiliate as surplus or seed money, will be voted by the applicable Insurance Company either for or against approval of the Proposal, or as an abstention, in the same proportion as the Shares for which Contract Owners (other than the Insurance Company) have provided voting instructions to the Insurance Company.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the Proposal, to be acted on at the Meeting.  If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion.  Voting instruction cards may be solicited by employees of Jackson National or its affiliates as well as officers and agents of the Trust.  The principal solicitation will be by mail, but voting instructions may also be solicited by telephone, fax, personal interview, the Internet or other permissible means.

If the necessary quorum to transact business is not established or the vote required to approve or reject the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of voting instructions.  The persons named as proxies will vote in favor of such adjournment with respect to those Shares for which they received voting instructions in favor of the Proposal and will vote against any such adjournment those Shares for which they received voting instructions against the Proposal.

It is important that your Contract be represented.  Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date and mail the voting instruction card in the accompanying postage-paid envelope.  You may also provide your voting instructions by telephone at 1-866-298-8476 or by Internet at our website at www.proxy-direct.com.

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PROXY STATEMENT

for

Curian/UBS Global Long Short Fixed Income Opportunities Fund, a series of the Curian Variable Series Trust

and

PROSPECTUS

for

Curian/BlackRock Global Long Short Credit Fund, a series of Curian Variable Series Trust

Dated
February 19, 2015

7601 Technology Way
Denver, Colorado 80237
(877) 847-4143

This Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished to owners of variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contract Owners”) issued by Jackson National Life Insurance Company (“Jackson National”) or Jackson National Life Insurance Company of New York (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of February 6, 2015, had net premiums or contributions allocated to the investment divisions of an Insurance Company’s separate accounts (the “Separate Accounts”) that are invested in shares of beneficial interest in the Curian/UBS Global Long Short Fixed Income Opportunities Fund (the “UBS Fund” or the “Acquired Fund”), a series of Curian Variable Series Trust (the “Trust”), an open-end management investment company registered with the Securities and Exchange Commission (“SEC”).

This Proxy Statement/Prospectus also is being furnished to the Insurance Companies as the record owners of shares and to other shareholders that were invested in the Acquired Fund as of February 6, 2015.  Contract Owners are being provided the opportunity to instruct the applicable Insurance Company to approve or disapprove the proposal contained in this Proxy Statement/Prospectus in connection with the solicitation by the Board of Trustees of the Trust (the “Board”) of proxies to be used at the Special Meeting of Shareholders of the Acquired Fund to be held at 1 Corporate Way, Lansing, Michigan 48951, on April 2, 2015, at 2:30 p.m., Eastern Time, or any adjournment or adjournments thereof (the “Meeting”).

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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The proposal described in this Proxy Statement/Prospectus is as follows:

Proposal	Shareholders Entitled to Vote on the Proposal
1.     To approve the Plan of Reorganization, adopted by the Trust’s Board of Trustees, which provides for the reorganization of the UBS Fund into the Curian/BlackRock Global Long Short Credit Fund (the “BlackRock Fund”), also a series of the Trust.
Shareholders of the UBS Fund

The reorganization referred to in the above proposal is referred to herein as the “Reorganization.”  The BlackRock Fund is herein referred to as the “Acquiring Fund.”

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the proposal that you should know before voting or providing voting instructions.  Additional information about the Trust has been filed with the SEC and is available upon oral or written request without charge.  This Proxy Statement/Prospectus is being provided to the Insurance Companies and mailed to Contract Owners on or about February 19, 2015.  It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote shares held by the Insurance Company in accordance with voting instructions received from its Contract Owners and in accordance with voting procedures established by the Trust.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:

1.
The Prospectus and Statement of Additional Information of the Trust, each dated April 28, 2014, as supplemented, with respect to the UBS Fund and the BlackRock Fund (File Nos. 333-177369 and 811-22613);

2.	The Annual Report to Shareholders of the Trust with respect to the UBS Fund and the BlackRock Fund for the fiscal year ended December 31, 2013 (File Nos. 333-177369 and 811-22613);

3.	The Semi-Annual Report to Shareholders of the Trust with respect to the UBS Fund and the BlackRock Fund for the period ended June 30, 2014 (File Nos. 333-177369 and 811-22613);

4.	The Statement of Additional Information dated [_________], 2015, relating to the Reorganization (File No. 333-_____).

For a free copy of any of the above documents, please call or write to the phone numbers or address below.

Contract Owners can learn more about the Acquired Fund in the Trust’s Annual Report listed above, which has been furnished to Contract Owners.  Contract Owners may request another copy thereof, without charge, by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by writing the Curian Variable Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended.  Accordingly, it must file certain reports and other information with the SEC.  You can copy and review information about the Trust at the SEC’s Public Reference Room in Washington, DC, and at certain of the following SEC Regional Offices:  New York Regional Office, Brookfield Place, 200 Vesey Street, Suite 400, New York, New York 10281; Miami Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Chicago Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Denver Regional Office, 1961 Stout Street, Suite 1700, Denver, Colorado 80294; Los Angeles Regional Office, 444 South Flower Street, Suite 900, Los Angeles, California 90071; Boston Regional Office, 33 Arch Street, 23rd Floor, Boston, MA  02110; Philadelphia Regional Office, One Penn Center, 1617 JFK Boulevard, Suite 520, Philadelphia, PA  19103; Atlanta Regional Office, 950

East Paces Ferry, N.E., Suite 900, Atlanta, GA  30326; Fort Worth Regional Office, Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX  76102; Salt Lake Regional Office, 351 S. West Temple Street, Suite 6100, Salt Lake City, UT  84101; San Francisco Regional Office, 44 Montgomery Street, Suite 2800, San Francisco, CA 94104.  You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.  Reports and other information about the Trust are available on the SEC’s Internet site at http://www.sec.gov.  You may obtain copies of this information from the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549, at prescribed rates.

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully.  For additional information, you should consult the Plan of Reorganization, a copy of which is attached hereto as Appendix A.

The Proposed Reorganization

This Proxy Statement/Prospectus is soliciting shareholders with amounts invested in the Acquired Fund as of February 6, 2015 to approve the Plan of Reorganization, whereby the Acquired Fund will be reorganized into the Acquiring Fund.  (The Acquired Fund and Acquiring Fund are each sometimes referred to herein as a “Fund” and collectively, the “Funds”)

The Acquired Fund has one share class (“Acquired Fund Shares”).  The Acquiring Fund also only has one share class (the “Acquiring Fund Shares”).  The rights and preferences of the Acquiring Fund Shares are identical to the Acquired Fund Shares.

The Plan of Reorganization provides for:

●	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Acquiring Fund Shares having an aggregate net asset value equal to the Acquired Fund’s net assets;

●	the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund;

●	the distribution to the shareholders (for the benefit of the Separate Accounts, as applicable, and thus the Contract Owners) of those Acquiring Fund Shares; and

●	the complete termination of the Acquired Fund.

A comparison of the investment objective(s), investment policies, strategies and principal risks of the Acquired Fund and the Acquiring Fund is included in “Comparison of Investment Objectives, Policies and Strategies” and “Comparison of Principal Risk Factors” below.  The Funds have identical distribution procedures, purchase procedures, exchange rights and redemption procedures, which are discussed in “Additional Information about the Acquiring Fund” below.  Each Fund offers its shares to Separate Accounts and certain other eligible investors.  Shares of each Fund are offered and redeemed at their net asset value without any sales load.  You will not incur any sales loads or similar transaction charges as a result of the Reorganization.

The Reorganization is expected to be effective as of the close of business on April 24, 2015, or on a later date the Trust decides upon (the “Closing Date”).  As a result of the Reorganization, a shareholder invested in shares of the Acquired Fund would become an owner of shares of the Acquiring Fund.  Such shareholder would hold, immediately after the Closing Date, shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the Acquired Fund shares that were held by the shareholder as of the Closing Date.  Similarly, each Contract Owner whose Contract values are invested in shares of the Acquired Fund would become an indirect owner of shares of the Acquiring Fund. Each such Contract Owner would indirectly hold, immediately after the Closing Date, shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the Acquired Fund shares that were indirectly held by the Contract Owner as of the Closing Date.  The Trust believes that there will be no adverse tax consequences to Contract Owners as a result of the Reorganization.  Please see “Additional Information about the Reorganization – Federal Income Tax Consequences of the Reorganization” below for further information.

The Trust’s Board of Trustees (the “Board”) unanimously approved the Plan of Reorganization with respect to the UBS Fund.  Accordingly, the Board is submitting the Plan of Reorganization for approval by the Acquired Fund’s shareholders.  In considering whether to approve the proposal (“Proposal”), you should review the Proposal for the Acquired Fund in which you were a direct or indirect holder on the Record Date (as defined under “Voting Information”).  In addition, you should review the information in this Proxy Statement/Prospectus that relates to the

Proposal and the Plan of Reorganization generally.  The Board recommends that you vote “FOR” the Proposal to approve the Plan of Reorganization.

PROPOSAL 1:	APPROVAL OF THE PLAN OF REORGANIZATION WITH RESPECT TO THE REORGANIZATION OF THE UBS FUND INTO THE BLACKROCK FUND.

Proposal 1 requests the approval of UBS Fund shareholders of the Plan of Reorganization pursuant to which the UBS Fund will be reorganized into the BlackRock Fund.

In considering whether you should approve this Proposal, you should note that:

●
The Funds have similar investment objectives.  The UBS Fund seeks to maximize total return, consisting of capital appreciation and current income, while the BlackRock Fund seeks absolute total returns over a complete market cycle.

●
Although the Funds have similar investment objectives, they employ different investment policies in seeking to achieve those objectives.  The UBS Fund invests in fixed income securities and investments that provide exposure to fixed income securities, such as securities of governments throughout the world including the U.S., debt securities of supranationals and corporations, convertible securities, mortgage-backed and asset-backed securities, inflation-linked securities, other securitized or collateralized debt securities, and derivatives.  The BlackRock Fund invests in credit-related instruments such as U.S. Government and agency securities, foreign government and supranational debt securities, corporate bonds, mortgage-related securities and asset-backed securities, collateralized debt and loan obligations, emerging market debt securities, preferred securities, structured products, mezzanine securities, senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, convertible debt securities, and derivatives with similar economic characteristics.  The UBS Fund and the BlackRock Fund have the same fundamental policies.  There are some differences in the Funds’ primary investment policies and strategies, including the BlackRock Fund’s investments in repurchase agreements, convertible bonds and common and preferred stocks, and the BlackRock Fund’s use of more active and frequent trading than the UBS Fund.  For a detailed comparison of each Fund’s investment policies and strategies, see “Comparison of Investment Objectives, Policies and Strategies” below.

●
The Funds also have similar risk profiles, although there are differences of which you should be aware.  Each Fund’s principal risks include credit risk, derivatives risk, foreign regulatory risk, foreign securities risk, high-yield bonds, lower-rated bonds, and unrated securities risk, interest rate risk, leverage risk, liquidity risk, and market risk.  The UBS Fund, however, also is subject to commodities regulatory and tax risk, investment in other investment companies risk, managed portfolio risk, and U.S. Government securities risk, while the BlackRock Fund generally is not.  In addition, the principal risks of investing in the BlackRock Fund also include air transportation industry risk, borrowing risk, collateralized debt obligations risk, convertible securities risk, corporate loan risk, distressed debt risk, emerging markets risk, extension risk, loans risk, mezzanine securities risk, mid-capitalization investing risk, mortgage-related and other asset-backed securities risk, portfolio turnover risk, preferred stock risk, prepayment risk, repurchase agreements and purchase and sale contracts risk, reverse repurchase agreements risk, second lien loans risk, senior loans risk, short sales risk, small-capitalization investing risk, sovereign debt risk, structured products risk, and tax risk, which are not principal risks of investing in the UBS Fund.  For a detailed comparison of each Fund’s risks, see “Comparison of Principal Risk Factors” below.

●
Curian Capital, LLC (“Curian Capital” or the “Adviser”) currently serves as the investment adviser and administrator for each Fund.  However, if a proposal to change investment advisers from Curian Capital to Jackson National Asset Management, LLC (“JNAM”) is approved by shareholders via a separate proxy, then JNAM will manage and administer the BlackRock Fund after the Reorganization.  Curian Capital and JNAM have both received separate exemptive orders from the SEC that generally permit Curian Capital, JNAM, and the Trust’s Board of Trustees to appoint, dismiss and replace each Fund’s sub-adviser(s) and to amend the advisory agreements between Curian Capital or JNAM, as the case may be, and the sub-advisers, without obtaining shareholder approval.  Curian Capital has appointed one sub-adviser to manage the assets of the UBS Fund – UBS Global Asset Management (Americas) Inc.  Curian Capital has appointed two sub-advisers to manage the assets of the BlackRock Fund – BlackRock Financial Management, Inc. (“BFM”) and BlackRock International Limited (“BIL”).  It is anticipated that BlackRock Financial Management, Inc. and BlackRock International Limited will continue to advise the BlackRock Fund after the Reorganization.  In addition, the Board of Trustees, at its December 10, 2014 Board Meeting, approved the appointment of BlackRock (Singapore) Limited to serve as a co-sub-adviser to the BlackRock Fund together with BFM and BIL, effective April 27, 2015. For a detailed description of the Adviser and the BlackRock Fund’s sub-advisers, please see “Additional Information about the Acquiring Fund - The Adviser” and “- The Sub-Advisers” below.

●
The UBS Fund and BlackRock Fund had net assets of approximately $217.4 million and $379.5 million, respectively, as of June 30, 2014.  Thus, if the Reorganization had been in effect on that date, the combined Fund (“Combined Fund”) would have had net assets of approximately $596.9 million.

●
Shareholders of the UBS Fund will receive shares of the BlackRock Fund pursuant to the Reorganization.  Shareholders will not pay any sales charges in connection with the Reorganization.  Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganization” and “Additional Information about the Acquiring Fund” below for more information.

●
The annual operating expense ratio for the BlackRock Fund is slightly higher than the UBS Fund’s annual operating expense ratio due to higher other expenses and acquired fund fees and expenses on the BlackRock Fund.  For a more detailed comparison of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Fund” below.

●
The maximum management fee for the UBS Fund and the BlackRock Fund are both equal to an annual rate of 0.95% of their average daily net assets.  The administrative fee payable to the administrator is also the same for both Funds.  For a more detailed description of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Fund” below.

●
Following the Reorganization, the combined Fund will be managed in accordance with the investment objective, policies and strategies of the BlackRock Fund.  It is not expected that the BlackRock Fund will revise any of its investment policies following the Reorganization to reflect those of the UBS Fund.

●
The costs and expenses associated with the Reorganization relating to preparing, filing, printing and mailing of material, disclosure documents and related legal fees, including the legal fees incurred in connection with the analysis under the Internal Revenue Code of 1986 (the “Code”) of the taxability of this transaction and the preparation of the tax opinion, and obtaining a consent of independent registered public accounting firm will be borne by JNAM.  The UBS Fund will bear its proportionate share of the transaction expenses associated with the Reorganization.  Such expenses are estimated to be $192,373.  No sales or other charges will be imposed on Contract Owners in connection with the Reorganization.  Please see “Additional Information about the Reorganization” below for more information.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each Fund and the estimated pro forma fees and expenses of the Acquiring Fund after giving effect to the proposed Reorganization.  Fees and expenses for each Fund are based on those incurred for the fiscal year ended December 31, 2013.  The pro forma fees and expenses of the Acquiring Fund Shares assume that the Reorganization had been in effect for the year ended December 31, 2013.  The tables below do not reflect any fees and expenses related to the Contracts, which would increase overall fees and expenses.  See a Contract prospectus for a description of those fees and expenses.

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	UBS Fund	BlackRock Fund	Pro Forma BlackRock Fund (assuming expected operating expenses if the Reorganization is approved) 3
Management Fee	0.95%	0.95%	0.95%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	0.20%4
Other Expenses1	0.25%	0.64%	0.59%5
Acquired Fund Fees and Expenses2	0.02%	0.05%	0.05%
Total Annual Fund Operating Expenses	1.47%	1.89%	1.79%

1 “Other Expenses” for the UBS Fund and the BlackRock Fund includes an Administrative Fee of 0.20% which is payable to Curian Capital.  For the BlackRock Fund, the amount also includes the estimated costs associated with the Fund’s short sales on equity securities. When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. In addition, the BlackRock Fund incurs borrowing fees related to short sale transactions. The annualized ratios of dividend expense on short sales and borrowing fees related to short sales to assets for the period for the BlackRock Fund are 0.41%.  The BlackRock Fund’s actual dividend expense and borrowing fees on securities sold short in future periods may be significantly higher or lower than the amounts above due to, among other factors, the extent of the Fund’s short positions, the actual dividends paid with respect to the securities the Fund sells short, and the actual timing of the Fund’s short sale transactions, each of which is expected to vary over time.

2 Acquired fund fees and expenses are the indirect expenses of investing in other investment companies.  The Total Annual Fund Operating Expenses disclosed above do not correlate to the Ratio of Total Expenses to Average Net Assets of the Fund stated in the Financial Highlights because the Ratio of Total Expenses to Average Net Assets does not include Acquired Fund Fees and Expenses.

3 If the Plan is approved, the Combined Fund will be managed under the principal investment strategies of the BlackRock Fund.  Therefore, this representation of the pro forma expenses includes annualized amounts of dividend expense and borrowing fees related to short sales of 0.41% for the period.  This amount reflects the actual amount incurred by the BlackRock Fund for such expenses as reported in the most recent audited financial statements.  The Fund’s actual dividend expense and borrowing fees on securities sold short in future periods may be significantly higher or lower than the amounts above due to, among other factors, the extent of the Fund’s short positions, the actual dividends paid with respect to the securities the Fund sells short, and the actual timing of the Fund’s short sale transactions, each of which is expected to vary over time.

4  In conjunction with the separate proposal to change investment advisers, the Board approved a reduction of 5 basis points in the Distribution Fee at its January 8, 2015 Special Board Meeting.

5  In conjunction with the separate proposal to change investment advisers, the Board approved a reduction of 5 basis points in the Administrative Fee at its January 8, 2015 Special Board Meeting.

Expense Examples

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.  This example does not reflect fees and expenses related to the Contracts, and the total expenses would be higher if they were included.  The example assumes that:

●	You invest $10,000 in a Fund;
●	Your investment has a 5% annual return;
●	Each Fund’s operating expenses remain the same as they were as of December 31, 2013; and
●	You redeem your investment at the end of each time period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
UBS Fund	$150	$465	$803	$1757
BlackRock Fund	$192	$594	$1,021	$2,212
Pro Forma BlackRock Fund (assuming expected operating expenses if the Reorganization is approved)	$182	$563	$970	$2,105

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance.  For the six-months ended June 30, 2014, the portfolio turnover rates for the UBS Fund and BlackRock Fund were 12% and 104%, respectively, of the average value of the respective Fund.

Comparison of Investment Adviser and Sub-Advisers

The following table compares the investment adviser and sub-advisers of the BlackRock Fund with those of the UBS Fund.

Acquiring Fund	Acquired Fund
BlackRock Fund	UBS Fund
Investment Adviser Curian Capital, LLC* Sub-Advisers BlackRock Financial Management, Inc. (“BFM”) and BlackRock International Limited (“BIL”)	Investment Adviser Curian Capital, LLC* Sub-Adviser UBS Global Asset Management (Americas) Inc. (“UBS”)

*Although it is proposed that Jackson National Asset Management, LLC become investment adviser to the Funds, subject to approval of the Trust’s shareholders, with such change to become effective on April 27, 2015.

Comparison of Investment Objectives, Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the BlackRock Fund with those of the UBS Fund.  The Board may change the investment objective of a Fund without a vote of the Fund’s shareholders.  For more detailed information about each Fund’s investment strategies and risks, see Appendix B.

Acquiring Fund	Acquired Fund
BlackRock Fund	UBS Fund
Investment Objective The investment objective of the Fund is to seek absolute total returns over a complete market cycle.	Investment Objective The investment objective of the Fund is to seek to maximize total return, consisting of capital appreciation and current income.

Acquiring Fund	Acquired Fund
BlackRock Fund	UBS Fund
Principal Investment Strategies

The Fund seeks to provide absolute total returns over a complete market cycle through diversified long and short exposure to the global fixed income markets.  A complete market cycle for fixed income funds such as the Fund is typically three to five years.

Under normal market conditions, the Fund invests at least 80% of its total assets in credit-related instruments, including, but not limited to, U.S. Government and agency securities, foreign government and supranational debt securities, corporate bonds, including bonds of companies principally engaged in the aircraft or air transportation industries, mortgage-related securities and asset-backed securities, collateralized debt and loan obligations, including bonds collateralized by aircraft and/or aircraft equipment, emerging market debt securities, preferred securities, structured products, mezzanine securities, senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, convertible debt securities, and derivatives with similar economic characteristics.  The Fund may invest in fixed, variable and floating rate instruments, which may be of any duration or maturity.

Under normal market conditions, the Fund anticipates it will allocate a substantial amount (approximately 40% or more, unless market conditions are not deemed favorable by BlackRock Financial Management, Inc. and BlackRock International Limited, the Fund’s sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”), in which case the Fund would invest at least 30%) of its total assets in securities (or derivatives with similar economic characteristics) of (i) foreign government issuers, (ii) issuers organized or located outside the U.S., (iii) issuers whose securities primarily trade in a market located outside the U.S., or (iv) issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S.  The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

The Fund may invest in credit-related instruments rated below investment grade or deemed equivalent by Fund management, which are commonly referred to as “junk bonds.”

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing its assets across a wide range of fixed income securities, currencies and other investments to generate total returns under a variety of market conditions and economic cycles.  The Fund may invest in fixed income securities of U.S. and non-U.S. issuers located in developed and emerging market countries.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities and/or investments that provide exposure to fixed income securities.  Investments in fixed income securities may include, but are not limited to, securities of governments throughout the world (including the United States), their agencies and instrumentalities, cash equivalents, debt securities of supranationals and corporations including trust-preferred securities, convertible securities, mortgage-backed securities, asset-backed securities, inflation-linked securities, equipment trusts and other securitized or collateralized debt securities.  The Fund’s investments in fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay-in-kind and auction rate features.  In addition, the fixed income securities purchased by the Fund may be denominated in any currency, have coupons payable in any currency and may be of any maturity or duration.  The Fund may invest in fixed income securities of any credit quality, including non-investment grade securities (often referred to as high yield securities or “junk bonds”).

The Fund expects to use exchange traded and/or over-the-counter derivative instruments extensively in employing its long/short, globally-oriented fixed income and currency strategy.  Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes.  The derivatives in which the Fund may invest include, but are not limited to, options (including, but not limited to, options on futures, forwards and swap agreements), futures, forward agreements, swap agreements (including, but not limited to, interest rate, total return, currency, credit default and inflation swaps), credit-linked securities, caps, floors, collars, structured notes and other derivative instruments.  The Fund may invest in

Acquiring Fund	Acquired Fund
BlackRock Fund	UBS Fund
The Fund may invest in non-U.S. dollar denominated investments, including investments denominated in European and Asian currencies and in other non-U.S. and emerging market currencies.  The Fund’s investments in non-U.S. dollar based assets may be made on a currency hedged or unhedged basis.

The Fund may invest up to 20% of its total assets in equity instruments, including common stock, depositary receipts, rights, warrants and other instruments whose price is linked to the value of common stock.  The Fund may hold long or short positions in equity instruments, and may invest in equity instruments of issuers of any market capitalization.

The Fund may also gain both long and short exposure to fixed income securities by investing in, among other instruments, swaps, including total return, credit default, index and interest rate swaps; options; forward contracts; futures contracts and options on futures contracts that provide long or short exposure to other credit obligations; credit-linked notes that provide long or short exposure to other credit obligations; repurchase agreements; reverse repurchase agreements; exchange-traded funds and closed-end registered investment companies, which may be managed by a Sub-Adviser or one of its affiliates; and other similar transactions.

The Fund may engage in short sales for hedging purposes or to enhance total return.  The Fund also may make short sales “against the box” without limitation.  In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

As part of its normal operations, the Fund may hold high quality money market securities and invest in money market funds, including affiliated money market funds, pending investments or when it expects to need cash to pay redeeming shareholders. The Fund also may invest in these securities in order to achieve its investment goal. Money market securities are short term securities consisting primarily of short term U.S. Government securities, U.S. Government agency securities, securities issued by U.S. Government sponsored enterprises and U.S. Government instrumentalities, bank obligations, commercial paper, including asset backed commercial paper, corporate notes and repurchase agreements.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

derivatives to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund may use derivatives for hedging or non-hedging purposes.  The Fund intends to use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.  The Fund also may use derivatives to establish net short positions for individual markets, currencies and securities or to adjust the Fund’s portfolio duration.

In addition, the Fund may establish short positions in fixed income securities through the use of any of the derivative instruments listed above to achieve a negative portfolio duration in an effort to take advantage of periods of rising interest rates and provide the potential for appreciation.  UBS Global Asset Management (Americas) Inc., the Fund’s sub-adviser (the “Sub-Adviser”), expects that the duration of the Fund’s portfolio will be between approximately +6 and -6 years depending on the level and expected future direction of interest rates.  Duration measures a fixed income security’s price sensitivity to interest rates by indicating the approximate change in a fixed income security’s price if interest rates move up or down in 1% increments.  For example, when the level of interest rates increases by 1%, the price of a fixed income security or a portfolio of fixed income securities having a positive duration of six years generally will decrease by approximately 6% and the price of a fixed income security or a portfolio of fixed income securities having a negative duration of six years generally will increase by approximately 6%.  Conversely when the level of interest rates decreases by 1%, the price of a fixed income security or a portfolio of fixed income securities having a positive duration of six years generally will increase by approximately 6% and the price of a fixed income security or a portfolio of fixed income securities having a negative duration of six years generally will decrease by approximately 6%.

Acquiring Fund	Acquired Fund
BlackRock Fund	UBS Fund
The Fund may borrow from banks for investment purposes.

Comparison of Principal Risk Factors

An investment in a Fund is not guaranteed.  As with any mutual fund, the value of a Fund’s shares will change, and an investor could lose money by investing in a Fund.  The following table compares the principal risks of an investment in each Fund.  For an explanation of each such risk, see “Additional Information about the Reorganization – Description of Risk Factors” below.

Risks	BlackRock Fund	UBS Fund
Air transportation industry risk	X
Borrowing risk	X
Collateralized debt obligations risk	X
Commodities regulatory and tax risk		X
Convertible securities risk	X
Corporate loan risk	X
Credit risk	X	X
Derivatives risk	X	X
Distressed debt risk	X
Emerging markets risk	X
Extension risk	X
Foreign regulatory risk	X	X
Foreign securities risk	X	X
High-yield bonds, lower-rated bonds, and unrated securities risk	X	X
Interest rate risk	X	X
Investment in other investment		X

Risks	BlackRock Fund	UBS Fund
companies risk
Leverage risk	X	X
Liquidity risk	X	X
Loans risk	X
Managed portfolio risk		X
Market risk	X	X
Mezzanine securities risk	X
Mid-capitalization investing risk	X
Mortgage-related and other asset-backed securities risk	X
Portfolio turnover risk	X
Preferred stock risk	X
Prepayment risk	X
Repurchase agreements and purchase and sale contracts risk	X
Reverse repurchase agreements risk	X
Second lien loans risk	X
Senior loans risk	X
Short sales risk	X
Small-capitalization investing risk	X
Sovereign debt risk	X
Structured products risk	X
Tax risk	X
U.S. Government securities risk		X

Comparison of Fundamental Policies

Each Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval.  The following table compares the fundamental policies of the BlackRock Fund with those of the UBS Fund.

Acquiring Fund	Acquired Fund
BlackRock Fund	UBS Fund
(1) The Fund shall be a “diversified company,” as such term is defined under the 1940 Act.	Same.
(2) The Fund may not invest more than 25% of the value of its respective assets in any particular industry (other than U.S. government securities and/or foreign sovereign debt securities).	Same.
(3) The Fund may not invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.	Same.
(4)      The Fund may not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).
Same.
(5)      The Fund may not lend any security or make any other loan, except to the extent permitted by the Investment Company Act of 1940, as amended, the rules and regulations thereunder, and any applicable exemptive relief.
Same.
(6) The Fund may not act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities.	Same.
(7)      The Fund may not issue senior securities, except to the extent permitted by the Investment Company Act of 1940, as amended, the rules and regulations thereunder, and any applicable exemptive relief.
Same.
(8) The Fund may not borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended, the rules and regulations thereunder, and any applicable exemptive relief.	Same.

Comparative Performance Information

The performance information shown below provides some indication of the risks of investing in each Fund by showing changes in the Funds’ performance from year to year and by showing how each Fund’s average annual returns compared with those of a broad measure of market performance.  Past performance is not an indication of future performance.

The returns shown in the bar chart and table do not include charges imposed under the Contracts.  If these amounts were reflected, returns would be less than those shown.

UBS Fund – Calendar Year Total Returns

Best Quarter (ended 9/30/2014): 0.51%; Worst Quarter (ended 12/31/2014): -3.74%

BlackRock Fund – Calendar Year Total Returns

Best Quarter (ended 3/31/2014): 1.49%; Worst Quarter (ended 9/30/2014): -1.06%

UBS Fund – Average Annual Total Returns as of December 31, 2014
	1 year	Life of Fund (April 29, 2013)
UBS Fund	-4.42%	-2.90%

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index	0.03%	0.05%

BlackRock Fund – Average Annual Total Returns as of December 31, 2014
	1 year	Life of Fund (April 29, 2013)
Blackrock Fund	1.19%	1.31%

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index	0.03%	0.05%

 Capitalization

The following table shows the capitalization of each Fund as of June 30, 2014 and of the BlackRock Fund on a pro forma combined basis as of June 30, 2014 after giving effect to the proposed Reorganization.  The actual net assets of the UBS Fund and the BlackRock Fund on the Closing Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares.  No assurance can be given as to how many shares of the BlackRock Fund will be received by shareholders of UBS Fund on the Closing Date, and the following table should not be relied upon to reflect the number of shares of BlackRock Fund that will actually be received.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
UBS Fund	$217,376,307	$9.84	22,096,780
BlackRock Fund	$379,513,156	$10.38	36,564,950
Adjustments	$(192,373) (a)		(1,173,472) (b)
Pro forma BlackRock Fund (assuming the Reorganization is approved)	$596,697,090	$10.38	57,488,258
(a)  The costs and expenses associated with the Reorganization relating to preparing, filing, printing and mailing of material, disclosure documents and related legal fees, including the legal fees incurred in connection with the analysis under the Code of the taxability of this transaction and the preparation of the tax opinion, and obtaining a consent of independent registered public accounting firm will be borne by JNAM.  The UBS Fund will bear its proportionate share of the transaction expenses associated with the Reorganization.  Such expenses are estimated to be $192,373.  No sales or other charges will be imposed on Contract Owners in connection with the Reorganization.
(b)  The adjustment to the pro forma shares outstanding number represents a decrease in shares outstanding of the UBS Fund to reflect the exchange of shares of the BlackRock Fund.

The Reorganization provides for the acquisition of all the assets and all the liabilities of the UBS Fund by the BlackRock Fund.  If the Reorganization had taken place on June 30, 2014, the UBS Fund would have received 20,923,308 shares of the BlackRock Fund.

After careful consideration, the Trust’s Board of Trustees unanimously approved the Plan of Reorganization with respect to the UBS Fund.  Accordingly, the Board has submitted the Plan of Reorganization for approval by the UBS Fund’s shareholders.  The Board recommends that you vote “FOR” this Proposal.

*           *           *           *           *

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Terms of the Plan of Reorganization

The terms of the Plan of Reorganization are summarized below. The summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A.

If shareholders of the Acquired Fund approve the Plan of Reorganization, then the assets of the Acquired Fund will be acquired by, and in exchange for, shares of the Acquiring Fund and the liabilities of the Acquired Fund will be assumed by the Acquiring Fund. The Acquired Fund will then be terminated by the Trust, and the shares of the Acquiring Fund distributed to the shareholders of the Acquired Fund in the redemption of the Acquired Fund shares. Immediately after completion of the Reorganization, the number of shares of the Acquiring Fund then held by former shareholders of the Acquired Fund may be different than the number of shares of the Acquired Fund that had been held immediately before completion of the Reorganization, but the total investment will remain the same (i.e., the total value of the Acquiring Fund shares held immediately after the completion of the Reorganization will be the same as the total value of the Acquired Fund shares formerly held immediately before completion of the Reorganization).

It is anticipated that the Reorganization will be consummated as of the close of business on April 24, 2015, or on a later date the Trust decides upon (the “Closing Date”), subject to the satisfaction of all conditions precedent to the closing. It is not anticipated that the Acquired Fund will hold any investment that the Acquiring Fund would not be permitted to hold (“non-permitted investments”).

Description of the Securities to Be Issued

The shareholders of each Acquired Fund will receive shares of the Acquiring Fund in accordance with the procedures provided for in the Plan of Reorganization.  Each such share will be fully paid and non-assessable by the Trust when issued and will have no preemptive or conversion rights.

The Trust may issue an unlimited number of full and fractional shares of beneficial interest of the Fund and divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust.  Each share of the Fund represents an equal proportionate interest in the Fund with each other share.  The Trust reserves the right to create and issue any number of Fund shares.  In that case, the shares of the Fund would participate equally in the earnings, dividends, and assets of the Fund.  Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.  The Acquiring Fund is a series of the Trust.

The Trust currently offers one class of shares.  The Trust has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, a plan of distribution pertaining to shares of the Acquiring Fund.  The maximum distribution and/or service (12b-1) fee for the Acquiring Fund’s shares is currently equal to an annual rate of 0.25% of the average daily net assets attributable to those shares.  Because these distribution/service fees are paid out of the Acquiring Fund’s assets on an ongoing basis, over time these fees will increase your cost of investing and may cost more than paying other types of charges.

Board Considerations

At meetings of the Trust’s Board of Trustees held on January 4, January 8 and January 12, 2015, the Trustees, all of whom are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (the “Independent Trustees”), considered materials and discussed the potential benefits to the shareholders of the Acquired Fund under the proposed Reorganization. The Reorganization is part of an overall rationalization of the Trust’s offerings and service providers and is designed to eliminate inefficiencies arising from offering overlapping funds with similar investment objectives and investment strategies that serve as investment options for the Contracts issued by the Insurance Companies and certain qualified and nonqualified plans. The Reorganization also seeks to increase assets under management in the Acquiring Fund and seeks to achieve additional economies of scale. In addition, the Acquiring Fund has generally performed better when compared to its primary benchmark than has the Acquired Fund. The objective is to seek to ensure that a consolidated family of investments offers a streamlined, complete, and competitive set of underlying investment options to serve the interests of shareholders and Contract Owners. Approval of the Reorganization requires the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund. In determining whether to recommend approval of the Reorganization, the Board considered many factors, including:
●
Investment Objectives and Investment Strategies.  The Board noted that the Reorganization will permit the Contract Owners with beneficial interest in the Acquired Fund to continue to invest in a professionally managed fund with a generally compatible investment objective to that of the Acquired Fund, noting that the Acquired Fund seeks to maximize total return, consisting of capital appreciation and current income, and the Acquiring Fund seeks absolute total returns over a complete market cycle. The Board also noted that each Fund invests primarily in global fixed income securities and investments that provide exposure to fixed income securities and that each Fund relies on its respective sub-adviser to identify and evaluate companies that the sub-adviser believes represent the best potential investments.  The Board took into account management’s belief that merging the Acquired Fund into the Acquiring Fund will be consistent with the Acquired Fund shareholders’ overall risk management expectations because both Funds maintain a similar investment style.  Specifically, each Fund’s sub‐adviser invests in both U.S. and non‐U.S. issuers located in developed and emerging market countries, and each Fund uses both long and short positions. The Board also discussed that the Funds have the same fundamental policies.  For a full description of the investment objectives and investment strategies of the Acquired Fund and Acquiring Fund, see “Comparison of Investment Objectives, Policies and Strategies.”

The Board also considered management’s rationale for why it had determined to recommend the Reorganization of the Acquired Fund and Acquiring Fund given that the Trust currently offers three long short credit funds and one global macro fixed income fund.  Specifically, the Board noted management’s recommendations that this combination offered the most favorable option for the Acquired Fund’s shareholders because of the similarity of its investment strategy to the Acquiring Fund and the greater risk-adjusted return potential of that Fund.

●
Operating Expenses.  The Board noted that, if approved by the Acquired Fund’s shareholders, the Reorganization will result in a gross expense ratio that is higher than that of the Acquired Fund currently.  However, the Board also noted that the expense ratio (before acquired fund fees and expenses and short dividend and interest expense) will be lower than that of the Acquired Fund currently.  The Board considered that the higher total expense ratio of the Acquiring Fund is mainly due to the Acquiring Fund’s greater use of short sales than the Acquired Fund, but that the actual expenses associated with short sales in the future may be higher or lower depending upon the extent of the Fund’s short positions, and thus, the Acquiring Fund’s expense ratio can vary because it is, in part, transaction driven.  The Board also took into account that the Acquiring Fund has a history of net returns that are higher than those of the Acquired Fund, despite the Acquiring Fund’s higher expenses.

The Board also considered that the Acquired Fund and Acquiring Fund have the same management fee.  The Board considered the sub-advisory fees paid to each Fund’s sub-adviser and discussed with management those fee schedules.  The Board discussed with management how the fee schedules are monitored and considered management’s statement that strategies similar to those used by the Funds are generally subject to higher management fees and that investment managers with industry recognition, such as BlackRock, generally charge higher fees for their services.

●
Larger Asset Base.  The Board noted that the Reorganization may benefit Contract Owners and others with beneficial interests in the Acquired Fund by allowing them to invest in the Combined Fund with a larger asset base than that of the Acquired Fund currently. As of October 31, 2014, the Acquired Fund had assets of $195.6 million as compared to assets of $378.5 million for the Acquiring Fund.  The Board considered that reorganizing the Acquired Fund into the Acquiring Fund appeared to be an efficient way to offer Contract Owners and other investors the ability to achieve economies of scale.

●
Performance.  The Board noted that the Acquiring Fund has better historical risk-adjusted performance than the Acquired Fund.  The Board considered each Fund’s performance compared to its benchmark and Morningstar peer group.  The Board discussed that the Acquired Fund underperformed its benchmark and the Acquiring Fund for the one-year and since inception periods ended October 31, 2014 and that it lagged its peer group median during the year-to-date, one-year and three-year periods.  The Board also noted that while the Acquiring Fund had more favorable performance, the Funds had a relatively short track record, as they were both launched in April 2013. As a result, the Board also took into account the long-term composite performance of strategies that are managed similarly to the Funds.

●
Investment Adviser, Sub-Advisers and Other Service Providers.  The Board considered that the Funds currently have the same investment adviser and administrator, Curian Capital, and service providers (other than the Funds’ sub-advisers).  After the Reorganization, it is proposed that the Combined Fund will have a different investment adviser, JNAM, which is being considered by shareholders of the Trust via a separate proxy statement.  The custodian for the Acquiring Fund, JPMorgan Chase Bank, N.A., is the same as for the Acquired Fund and will remain the same after the Reorganization. The transfer agent for the Acquiring Fund, JNAM, is the same as for the Acquired Fund and will remain the same after the Reorganization. The distributor for shares of the Acquiring Fund, Jackson National Life Distributors LLC, is the same as for the Acquired Fund and will remain the same after the Reorganization.

The Board considered that the Acquired Fund is sub-advised by UBS~~,~~ and that the Acquiring Fund is sub-advised by BlackRock Financial Management, Inc. and BlackRock International Limited (collectively, “BlackRock”).  After the Reorganization, the Combined Fund will be sub-advised by BlackRock, as well as BlackRock (Singapore) Limited, which was appointed to serve as the Acquiring Fund’s co-sub-adviser with BlackRock effective April 27, 2015.  The Board considered management’s views of UBS, noting that there has been turnover at the organizational level, risk on the operations side due to the number of manual trades recorded each month, and other operational challenges.  It also considered management’s satisfaction with BlackRock as a sub-adviser and BlackRock’s organizational stability.  See “Comparison of Investment Adviser and Sub-Advisers.”

●	Tax-Free Reorganization. The Reorganization will have no tax effect on Contract Owners or others with beneficial interests in the Acquired Fund.

●	Costs of Reorganization. The expenses of the Reorganization will be borne by JNAM, and no sales or other charges will be imposed on Contract Owners in connection with the Reorganization.

In summary, in determining whether to recommend approval of the Plan, the Board considered factors including (1) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of the Funds’ shareholders’, Contract Owners’ and plan participants’ interests; (2) the compatibility of the Funds’ investment objectives, investment strategies and investment restrictions, as well as shareholder services offered by the Fund; (3) the expense ratios and information regarding the fees and expenses of the Funds; (4) the advantages and disadvantages to the Funds’ shareholders, Contract Owners and plan participants of having a larger asset base in the Combined Fund; (5) the relative historical performance of the Funds and similarly managed strategies; (6) the management of the Funds; (7) the federal tax consequences of the Reorganization; and (8) the costs of the Reorganization. The Board also considered alternative options available for the Acquired Fund.
For the reasons described above, the Board, comprised solely of Independent Trustees, determined that the Reorganization would be in the best interests of the Acquired Fund and that the interests of the Acquired Fund’s Contract Owners and other investors would not be diluted as a result of effecting the Reorganization. At the Board meeting held on January 12, 2015, the Board voted unanimously to approve the proposed Reorganization and recommended its approval by Contract Owners and others with beneficial interests in the Acquired Fund.

Description of Risk Factors

A Fund’s performance may be affected by one or more risk factors. For a detailed description of a Fund’s risk factors, please see Appendix B “More Information on Strategies and Risk Factors.”

Federal Income Tax Consequences of the Reorganization

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.

As a condition to consummation of the Reorganization, the Trust will receive an opinion from K&L Gates LLP (“Counsel”), with respect to the Reorganization and the Funds participating therein and their shareholders, substantially to the effect that, based on the facts and assumptions stated therein as well as certain representations of the Trust and conditioned on the Reorganization being completed in accordance with the Plan of Reorganization, for federal income tax purposes: (1) the Reorganization will qualify as a “reorganization” (as defined in Section 368(a)(1) of the Code), and each Fund will be a “party to a reorganization” (within the meaning of Section 368(b) of the Code); (2) neither Fund will recognize any gain or loss on the Reorganization; (3) the Acquired Fund shareholders will not recognize any gain or loss on the exchange of their Acquired Fund Shares for Acquiring Fund Shares; (4) the holding period for and tax basis in the Acquiring Fund Shares that the Acquired Fund shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the Acquired Fund Shares that the shareholder holds immediately before the Reorganization (provided, with respect to inclusion of the holding period, the shareholder holds the shares as capital assets on the applicable Closing Date); and (5) the Acquiring Fund’s tax basis in each asset the Acquired Fund transfers to it will be the same as the Acquired Fund’s tax basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Acquired Fund’s holding period therefore (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).  Notwithstanding clauses (2) and (5), such opinion may state that no opinion is expressed as to the effect of a Reorganization on the Funds or the Acquired Fund shareholders with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Contract Owners who had premiums or contributions allocated to the investment divisions of the Separate Accounts as well as others that are invested in Acquired Fund Shares generally will not recognize any gain or loss as a result of the Reorganization.  If the Acquired Fund sells securities before its Reorganization, it may recognize net gains or losses.  Any net gains recognized on those sales would increase the amount of any distribution that the Acquired Fund must make to its shareholders before consummating its Reorganization.

As a result of the Reorganization, the Acquiring Fund will succeed to certain tax attributes of the Acquired Fund, except that the amount of the Acquired Fund’s accumulated capital loss carryforwards (plus any net capital loss that Acquired Fund sustains during its taxable year ending on the applicable Closing Date and any net unrealized built-in loss it has on that date) that the Acquiring Fund may use to offset capital gains it recognizes after its Reorganization may be subject to an annual limitation under Sections 382 and 383 of the Code.

If a Reorganization fails to meet the requirements of Code Section 368(a)(1), a Separate Account that is invested in shares of the Acquired Fund involved therein could realize a gain or loss on the transaction equal to the difference between its tax basis in those shares and the fair market value of the Acquiring Fund Shares it receives.

The Trust has not sought a tax ruling from the Internal Revenue Service (“IRS”) but instead is acting in reliance on the opinion of Counsel discussed above.  That opinion is not binding on the IRS or the courts and does not preclude the IRS from adopting a contrary position.  Contract Owners and other investors are urged to consult their tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other taxes.

Contingency Plan

If the Reorganization is not approved by shareholders, the Board will consider what actions are appropriate, until there is adequate time to take further action.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Management of the Trust

This section provides information about the Trust, the Adviser, and the Sub-Advisers for the Acquiring Fund.

The Trust

The Trust is organized as a Massachusetts business trust and is registered with the SEC as an open-end management investment company.  Under Massachusetts law and the Trust’s Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Board of Trustees.  The Acquiring Fund is a series of the Trust.

The Adviser

Curian Capital, LLC, 7601 Technology Way, Denver, Colorado 80237, is the current investment adviser to the Trust and provides the Trust with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson National, which is in turn a wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Prudential plc is also the ultimate parent of Jackson National Asset Management, LLC, the sponsor of investment companies that are in the same group of investment companies as the Trust, M&G Investment Management Limited, PPM America, Inc. and Eastspring Investments (Singapore) Limited.

Curian Capital acts as investment adviser to the Trust pursuant to an Investment Advisory and Management Agreement.  The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually before December 31 by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (ii) the shareholders of the affected Fund or the Board of Trustees. It may be terminated at any time upon 60 days notice by the Adviser, the Trust, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment. Additional Funds may be subject to a different agreement.  The Investment Advisory and Management Agreement provides that the Adviser shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.  As compensation for its services, the Trust pays the Adviser a fee in respect of each Fund as described in that Fund’s Prospectus.

There is a shareholder proposal in a separate proxy statement that has been sent out to all shareholders of the Trust that is asking for approval of a new investment advisory agreement with respect to each fund of the Trust.  If this proposal is approved by shareholders, the new investment adviser of the Acquiring Fund will be an affiliate of Curian Capital, Jackson National Asset Management, LLC (“JNAM”), effective as of April 27, 2015.  The terms of the Investment Advisory and Management Agreement with JNAM will be identical to the terms of the current Curian Capital Investment Advisory and Management Agreement.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, have been granted an exemption from the SEC that allows the Adviser to hire, replace or terminate unaffiliated sub-advisers with the approval of the Board of Trustees, but without the approval of shareholders.  The order allows the Adviser to materially amend a sub-advisory agreement with unaffiliated sub-advisers with the approval of the Board of Trustees, but without shareholder approval.  However, any amendment to an advisory agreement between the Adviser and the Trust that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Fund will be submitted to shareholders for approval.  Under the terms of the exemption, if a new sub-adviser is hired by the Adviser, shareholders in the affected Fund will receive information about the new sub-adviser within 90 days of the change.  The order allows the Funds to operate more efficiently and with greater flexibility.  The Adviser provides the following oversight and evaluation services to the Funds, including, but not limited to the following services: performing initial due diligence on prospective sub-advisers for the Funds; monitoring the performance of sub-advisers; communicating performance expectations to the sub-advisers; and ultimately recommending to the Board of Trustees whether a sub-adviser’s contract should be renewed, modified or terminated.  Like Curian Capital, JNAM has also been granted a similar exemption from the SEC with comparable provisions and requirements.

Management Fees

As compensation for its services, the Adviser receives a fee from the Trust computed separately for the Acquiring Fund, accrued daily and payable monthly.  The fee the Adviser receives from the Acquiring Fund is set forth below as an annual percentage of the net assets of the Acquiring Fund.

Acquiring Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets)
BlackRock Fund	$0 to $1 billion Over $1 billion	0.95% 0.90%

The Adviser selects, contracts with, and compensates sub-advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. The Adviser monitors the compliance of such sub-advisers with the investment objectives and related policies of each Fund and reviews the performance of such sub-advisers and reports periodically on such performance to the Board of Trustees of the Trust.  Under the terms of each of the Sub-Advisory Agreements, the sub-adviser manages the investment and reinvestment of the assets of the assigned Fund, subject to the supervision of the Board of Trustees of the Trust.  The sub-adviser formulates a continuous investment program for each such Fund consistent with its investment objectives and policies outlined in its Prospectus.  Each sub-adviser, implements such programs by purchases and sales of securities.  Each sub-adviser regularly reports to the Adviser and the Board of Trustees of the Trust with respect to the implementation of such programs.  As compensation for its services, each sub-adviser receives a fee from the Adviser computed separately for the applicable Fund, stated as an annual percentage of the net assets of such Fund.

In addition to the investment advisory fee, the Acquiring Fund pays to Curian Capital (“Administrator”) an Administrative Fee as an annual percentage of the average daily net assets of the Fund as set forth below.

Acquiring Fund	Assets	Administrative Fee (Annual Rate Based on Average Net Assets)
BlackRock Fund	All Assets	0.20%

In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds.  In addition, the Administrator, at its own expense, arranges and pays for routine legal, audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs and all other services necessary for the operation of each Fund.  Each Fund is responsible for trading expenses, including brokerage commissions, interest and taxes, and other non-operating expenses.  Each Fund is also responsible for nonrecurring and extraordinary legal fees, registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the Independent Trustees and of independent legal counsel to the Independent Trustees.

The Sub-Advisers

The Acquiring Fund’s investments are selected by BFM and BIL, the sub-advisers.  The following table describes the Acquiring Fund’s sub-adviser, portfolio managers, and each portfolio manager’s business experience.  Information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities of the Acquiring Fund is available in the Trust’s Statement of Additional Information dated April 28, 2014, as supplemented.

Acquiring Fund	Sub-Advisers & Portfolio Managers	Business Experience
BlackRock Fund
BlackRock International Limited
55 East 52nd Street
New York, NY 10055

BlackRock International Limited
40 Torphichen Street, Edinburgh, United Kingdom EH3 8J

Portfolio Managers
Michael Phelps
Joshua Tarnow

The Fund is managed on a team basis.

Michael Phelps, Managing Director, is Head of European Credit Investments within BlackRock Fundamental Fixed Income. Prior to joining BlackRock in 2009, Mr. Phelps was the head of European Businesses at R3 Capital Partners. Earlier he was with Lehman Brothers where he was most recently the head of the Global Principal Strategies (GPS) European operations. He joined Lehman Brothers in 2006 to manage a credit and distressed debt portfolio for the GPS team. Mr. Phelps joined Lehman Brothers from J.P. Morgan’s Proprietary Positioning Business, where he was responsible for the U.S. single name credit and distressed portfolios. Before taking on that role, he was an analyst for the European equity long/short portfolio and sole analyst for the distressed debt business. Mr. Phelps earned BA and MA degrees in economics from the University of Cambridge in 1997.

Joshua Tarnow, Managing Director, is a member of the Corporate Credit Group within BlackRock Fundamental Fixed Income. He is a portfolio manager on the Leveraged Finance Portfolio Team.  Prior to joining BlackRock in 2009, Mr. Tarnow was a Senior Partner and head of Aviation and Private Investment at R3 Capital. Prior to R3, he was a Managing Director and head of the Aviation Group for Lehman Brothers’ Global Principal Strategies

Acquiring Fund	Sub-Advisers & Portfolio Managers	Business Experience

team, which he joined in 2006. He built a unique business model that included a fleet of corporate and commercial aircraft, private equity investments, and a trading platform with positions in the credit, equity, and structured volatility markets of the aerospace sector. In 2003, Mr. Tarnow formed the Aviation Finance Group within the firm’s Fixed Income Division. Earlier in his 17-year career at Lehman Brothers, Mr. Tarnow was a member of the Corporate Bond Trading Desk and traded in sectors including Industrials, Utilities, and Transportation. Mr. Tarnow earned a BA degree from the University of Wisconsin-Madison in 1990.

Additional Information

Distribution Arrangements

The Trust has adopted, in accord with the provisions of Rule 12b-1 under the 1940 Act, a Distribution Plan (“Plan”).  The Board of Trustees, including all of the Independent Trustees, must approve, at least annually, the continuation of the Plan.  Under the Plan, each Fund will pay a Rule 12b-1 fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributed to interests, to be used to pay or reimburse distribution and administrative or other service expenses with respect to interests.  Jackson National Life Distributors LLC (the “Distributor”), as principal underwriter, to the extent consistent with existing law and the Plan, may use the Rule 12b-1 fee to reimburse fees or to compensate broker-dealers, administrators, or others for providing distribution, administrative or other services.

The Distributor also has the following relationships with the sub-advisers and their affiliates.  The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate.  The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser’s participation.  A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of the sub-advisers and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds.  In addition, the Distributor acts as distributor of the Contracts issued by the Insurance Companies.

Payments to Financial Intermediaries

Only Separate Accounts, registered investment companies, and qualified and certain non-qualified plans of the Insurance Companies may purchase shares of the Acquiring Fund.  If an investor invests in the Fund under a Contract or a plan that offers a Contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and the salesperson to recommend the Fund over another investment.

Investment in Trust Shares

Shares of the Trust are currently sold to Separate Accounts of the Insurance Companies to fund the benefits under certain Contracts; to qualified and certain unqualified retirement plans; and to other regulated investment companies that in turn are sold to Separate Accounts.  The Separate Accounts, through their various sub-accounts, invest in designated Funds and purchase and redeem the shares of the Funds at their net asset value (“NAV”). There is no sales charge.

Shares of the Acquiring Fund are not available to the general public directly.  The Acquiring Fund is managed by a sub-adviser who also may manage publicly available mutual funds having similar names and investment objectives.  While the Acquiring Fund may be similar to, and may in fact be modeled after, publicly available mutual funds, purchasers should understand that the Acquiring Fund is not otherwise directly related to any publicly available mutual fund.  Consequently, the investment performance of publicly available mutual funds and any Acquiring Fund may differ substantially.

The NAV per share of the Acquiring Fund is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) each day that the New York Stock Exchange is open.  Calculations of the NAV per share of each Acquiring Fund may be suspended by the Trust’s Board of Trustees.  The NAV per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding.  Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

The Board of Trustees has adopted procedures pursuant to which the Adviser may determine, subject to Board verification, the “fair value” of a security for which a current market price is not available or the current market price is considered unreliable or inaccurate.  Under these procedures, in general the “fair value” of a security shall be the amount, determined by the Adviser in good faith that the owner of such security might reasonably expect to receive upon its current sale.

The Board of Trustees has established a pricing committee to review fair value determinations.  The pricing committee will also review restricted and illiquid security values, securities and assets for which a current market price is not readily available, and securities and assets for which there is reason to believe that the most recent market price does not accurately reflect current value (e.g., disorderly market transactions) and determine/review fair values pursuant to the “Pricing Policies and Procedures” adopted by the Board of Trustees of the Trust.

The Acquiring Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Acquiring Fund does not price its shares.  As a result, the Acquiring Fund’s NAV may change on days when shareholders are not able to purchase or redeem the Acquiring Fund’s shares.

Because the calculation of the Acquiring Fund’s NAV does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Acquiring Fund’s NAV (“time-zone arbitrage”).  Accordingly, the Trust’s procedures for pricing of portfolio securities also authorize the Adviser, subject to verification by the Trustees, to determine the “fair value” of such foreign securities for purposes of calculating the Acquiring Fund’s NAV.  When fair valuing such foreign securities, the Adviser will adjust the closing prices of all foreign securities held in the Acquiring Fund’s portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the “fair value” of such securities for purposes of determining the Acquiring Fund’s NAV.  When fair-value pricing is employed, the foreign securities prices used to calculate the Acquiring Fund’s NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for time zone arbitrage in the Acquiring Fund that invests all or substantial portions of its assets in foreign securities, thereby seeking to make the Fund significantly less attractive to “market timers” and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices.  However, these procedures may not completely eliminate opportunities for time zone arbitrage because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share).  The Trust does not issue share certificates.

“Market Timing” Policy

The interests of the Acquiring Fund’s long-term shareholders may be adversely affected by certain short-term trading activity by other Contract Owners invested in the Separate Accounts.  Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Acquiring Fund shares held by long-term shareholders and have other adverse effects on the Acquiring Fund.  This type of excessive short-term trading activity is referred to herein as “market timing.”  The Acquiring Fund is not intended as a vehicle for market timing.  The Board of Trustees has adopted the policies and procedures set forth below with respect to frequent trading of Acquiring Fund shares.

The Acquiring Fund, directly and through its service providers, and the insurance company and qualified retirement plan service providers (collectively, “service providers”) with the cooperation of the insurance companies takes various steps designed to deter and curtail market timing. For example, regarding round trip transfers, redemptions by a shareholder from a sub-account investing in the Acquiring Fund is permitted; however, once a complete or partial redemption has been made from a sub-account that invests in the Acquiring Fund, through a sub-account transfer, shareholders will not be permitted to transfer any value back into that sub-account (and the Acquiring Fund) within fifteen (15) calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into a sub-account that was previously redeemed within the previous fifteen (15) calendar days, whether the transfer was requested by the shareholders or a third party authorized by the shareholder.   The Insurance Companies have entered into agreements with the Trust to provide upon request certain information on the trading activities of Contract Owners in an effort to help curtail market timing.

In addition to identifying any potentially disruptive trading activity, the Acquiring Fund’s Board of Trustees has adopted a policy of “fair value” pricing to discourage investors from engaging in market timing or other excessive trading strategies for the Acquiring Fund.  The Trust’s “fair value” pricing policy applies to all Funds where a significant event has occurred.  The Acquiring Fund’s “fair value” pricing policy is described under “Investment in Trust Shares” above.

The practices and policies described above are intended to deter and curtail market timing in the Acquiring Fund.  However, there can be no assurance that these policies, together with those of the Insurance Companies, and any other insurance company that may invest in the Acquiring Fund in the future, will be totally effective in this regard.

Share Redemption

Investors redeem shares to make benefit or withdrawal payments under the terms of the Contracts or other arrangements.  Redemptions typically are processed on any day on which the Trust and New York Stock Exchange are open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust’s transfer agent.

The Trust may suspend the right of redemption only under the following unusual circumstances:

●	When the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;
●	When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or
●	During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

Tax Status

The Acquiring Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code.  The Acquiring Fund intends to distribute all its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income or excise taxes.  The interests in the Acquiring Fund are owned by one or more Separate Accounts that hold such interests pursuant to Contracts and by various funds of the Trust and JNL Series Trust, which are regulated investment companies under Subchapter M of the Code, by qualified and certain non-qualified pension plans and by Jackson National.

The Acquiring Fund is treated as a corporation separate from the Trust for purposes of the Code.  Therefore, the assets, income, and distributions of the Acquiring Fund are considered separately for purposes of determining whether or not the Acquiring Fund qualifies as a regulated investment company.

Because the shareholders of the Acquiring Fund are Separate Accounts of variable insurance contracts, qualified and unqualified retirement plans and other registered investment companies, there are no tax consequences to those shareholders for buying, holding, exchanging and selling shares of the Acquiring Fund.  Distributions from the Acquiring Fund are not taxable to those shareholders.  However, owners of Contracts should consult the applicable Separate Account Prospectus for more detailed information on tax issues related to the Contracts.

The Acquiring Fund intends to comply with the diversification requirements currently imposed by the Code and U.S. Treasury regulations thereunder, on separate accounts of insurance companies as a condition of maintaining the tax deferred status of the Contracts issued by Separate Accounts.  The Investment Advisory and Management Agreement and Sub-Advisory Agreement require the Acquiring Fund to be operated in compliance with these diversification requirements.  The sub-adviser may depart from the investment strategy of the Acquiring Fund only to the extent necessary to meet these diversification requirements.

FINANCIAL HIGHLIGHTS

The following table provides selected per share data for one share of the Acquired Fund and the Acquiring Fund.  The information does not reflect any charges imposed under a Contract.  If charges imposed under a variable contract were reflected, the returns would be lower.  You should refer to the appropriate Contract prospectus regarding such charges.

The annual information below has been derived from financial statements audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report. The information as of June 30, 2014 (semi-annual report) has not been audited.

Curian Variable Series Trust
Financial Highlights
For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from				Supplemental Data		Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investment Transactions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets		Total Expenses to Average Net Assets		Net Investment Income (Loss) to Average Net Assets
Curian/ BlackRock Global Long Short Credit Fund
06/30/2014 *	$10.10	$0.10	$0.18	$0.28	–	–	$10.38	2.77%	$379,513	104%	2.11	%(e)	2.11	%(e)	2.03%
12/31/2013 **	10.00	0.05	0.05	0.10	–	–	10.10	1.00	413,201	164	1.84	(e)	1.84	(e)	0.78
Curian/UBS Global Long Short Fixed Income Opportunities Fund

06/30/2014 *	9.96	0.11	(0.23)	(0.12)	–	–	9.84	(1.20)	217,376	12	1.43		1.43		2.29
12/31/2013 **	10.00	0.12	(0.16)	(0.04)	–	–	9.96	(0.40)	130,690	15	1.45		4.45		1.71

* The information as of June 30, 2014 has not been audited.
* * Commenced operations on April 29, 2013.
(a)	Annualized for periods less than one year.
(b)	Per share data calculated using average shares method.
(c)
Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(d)
Portfolio turnover is not annualized for periods of less than one year.  Fixed income securities with maturities greater than one year that are purchased for short term investment are excluded from the portfolio turnover calculation.

(e)	The ratio of net expenses and total expenses to average net assets without dividend on securities sold short and short holdings borrowing fees was as follows for the period indicated:

	June 30, 2014	December 31, 2013	December 31, 2012
Curian/BlackRock Global Long Short Credit Fund	1.44%	1.42%	N/A

VOTING INFORMATION

The following information applies to the Reorganization of the Acquired Fund and Acquiring Fund for which you are entitled to vote.

The Meeting

The Meeting will be held at 2:30 p.m. Eastern Time, on April 2, 2015, at 1 Corporate Way, Lansing, Michigan 48951, together with any adjournment thereof.  The Meeting is being held to consider and vote on the Plan of Reorganization, which provides for the reorganization of the UBS Fund into the BlackRock Fund, and any other business that may properly come before the Meeting.  Only shareholders of the Acquired Fund are entitled to vote on this matter, and approval or disapproval as of the Reorganization contemplated by the Plan of Reorganization will be solicited separately for the Acquired Fund.

A copy of the Plan of Reorganization is attached hereto as Appendix A of this Proxy Statement/Prospectus.

The Board fixed the close of business on February 6, 2015, as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

Quorum and Voting

The By-laws of the Trust, dated September 7, 2011 provide that except as otherwise provided by law, the Trust’s Agreement and Declaration of Trust or the By-laws, the holders of a majority of the shares issued and outstanding and entitled to vote at the meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board in its sole discretion, or represented by proxy, shall constitute a quorum for the transaction of business.  A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

The Agreement and Declaration of Trust for the Trust, dated September 7, 2011 (the “Declaration of Trust”), is the same for each Fund.  The Declaration of Trust provides that the Trust or any series may merge or consolidate into any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust property or trust property allocated or belonging to such series, including its good will, upon such terms and conditions and for such consideration: (a) when and as authorized at any meeting of shareholders called for the purpose by the affirmative vote of the holders of two-thirds of the shares of the Trust or such series outstanding and entitled to vote and present in person or by proxy at a meeting of shareholders, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or such series; provided, however, that, if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of the outstanding shares of the Trust or such series entitled to vote shall be sufficient authorization; or (b) if deemed appropriate by a majority of the Trustees, including a majority of the Independent Trustees, without action or approval of the shareholders, to the extent consistent with applicable laws and regulations; and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to Massachusetts law.

Required Vote

The Declaration of Trust confers on shareholders a right to vote on consolidation or termination of a series of the Trust under certain circumstances. In the event of a shareholder vote, SEC rules under the 1940 Act require approval by a majority of the outstanding voting securities of the Acquired Fund. Thus a majority of the outstanding voting securities of the Acquired Fund is required to approve its Reorganization.

Where a vote of the “majority of the outstanding voting securities” of a Fund is required to approve the Proposal, it shall mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.  The approval of the Proposal depends upon whether a sufficient number of votes are cast for the Proposal.  Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the proposal.

Contract Owner Voting Instructions

The Trust is organized as a Massachusetts business trust.  Shares of the Trust currently are sold only to Separate Accounts of the Insurance Companies to fund the benefits of variable insurance contracts, to qualified and certain non-qualified employee benefit plans of Jackson National or directly to the Insurance Companies.  In addition, shares of the Trust are sold to certain funds of the Trust and the JNL Series Trust organized as fund of funds.  Although the Insurance Companies legally own all of the shares of the Fund held in their respective Separate Accounts that relate to the Contracts, a portion of the value of each Contract is invested by the Insurance Companies, as provided in the Contract, in shares of one or more funds.

Contract Owners have the right under the interpretations of the 1940 Act to instruct the relevant Insurance Company how to vote the shares attributable to their Contract.  Contract Owners at the close of business on the Record Date will be entitled to notice of the Meeting and to instruct the relevant Insurance Company how to vote at the Meeting or any adjourned session.  The Insurance Company will vote all such shares in accordance with the voting instructions timely given by the Contract Owners with assets invested in the Acquired Fund.  Shares for which the Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal.  Shares for which the Insurance Company receives no timely voting instructions from a Contract Owner will be voted by the applicable Insurance Company either for or against approval of the applicable Proposal, or as an abstention, in the same proportion as the Shares for which Contract Owners have provided voting instructions to the Insurance Company.  The Insurance Companies and their affiliates will vote their own shares and shares held by other regulated investment companies in the same proportion as voting instructions timely given by Contract Owners.  As a result, a small number of Contract Owners may determine the outcome of the vote.

Contract Owners may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares attributable to their Contract as of the Record Date.  The Insurance Companies have fixed the close of business on March 31, 2015 as the last day on which voting instructions will be accepted, other than those provided in person at the Meeting.

Proxy and Voting Instruction Solicitations

The Board is soliciting proxies from shareholders of the Acquired Fund.  The Insurance Companies are the shareholders of record and are soliciting voting instructions from their Contract Owners as to how to vote at the Meeting.  In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, facsimile, telephone or personal contact by officers or employees of the Trust, Curian Capital or officers or employees of the Insurance Companies.

Curian Capital, as the Trust’s Administrator, has retained the services of Computershare Fund Services (“Computershare”), 280 Oser Avenue, New York, New York 11788, to assist in the tabulation of voting instructions.  The anticipated cost of the services to be provided by Computershare in connection with this proxy solicitation is approximately $5,288.

The costs of printing and mailing of the Notice, this Proxy Statement/Prospectus, and the accompanying voting instruction card, and the solicitation of Contract Owner voting instructions, will be paid by JNAM.  The Trust does not expect to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.

Adjournments

Any authorized voting instructions will be valid for any adjournment of the Meeting.  If the management of the Trust receives an insufficient number of votes to approve the Proposal, the Meeting may be adjourned to permit the solicitation of additional votes.  Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment.  The approval of the Proposal depends upon whether a sufficient number of votes are cast for the Proposal.  Accordingly, an instruction to abstain from voting on the Proposal has the same practical effect as an instruction to vote against the Proposal.

Revocation of Voting Instructions

Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Insurance Companies a superseding voting instruction form or written notice of revocation.  Only the Contract Owner executing the voting instructions can revoke them.  The Insurance Companies will vote the shares of the Acquired Fund in accordance with all properly executed and un-revoked voting instructions.

Outstanding Shares and Principal Shareholders

The Insurance Companies will vote on the Reorganization as instructed by their Contract Owners.  As of February 6, 2015, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Acquired Fund.

Because the shares of the Funds are sold only to the Insurance Companies, certain Funds of the Trust and the JNL Series Trust organized as funds-of-funds, and certain qualified and nonqualified retirement plans, the Insurance Companies, through the Separate Accounts which hold shares in the Trust as funding vehicles for the Contracts and certain retirement plans, are the owner of record of substantially all of the shares of the Trust.  In addition, Jackson National, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes.  The table below shows the number of outstanding shares of the Acquired Fund as of the Record Date that are entitled to vote at the Meeting.

Fund	Total Number of Shares
UBS Fund

As of February 6, 2015, to the Trust’s knowledge, the following persons beneficially owned more than 5% of the shares of the Acquired Fund:

Shareholder’s or Contract Owner’s Name/Address	Percent Beneficial Ownership of Shares of the Fund	Percent Beneficial Ownership of Shares of the Combined Fund (assuming the Reorganization occurs)

*           *           *           *           *

APPENDIX A

PLAN OF REORGANIZATION

CURIAN VARIABLE SERIES TRUST
CURIAN/UBS GLOBAL LONG SHORT FIXED INCOME OPPORTUNITIES FUND
CURIAN/BLACKROCK GLOBAL LONG SHORT CREDIT FUND

This Plan of Reorganization has been entered into on April 24, 2015, by CURIAN VARIABLE SERIES TRUST (the “Trust”), a Massachusetts business trust, on behalf of its CURIAN/UBS GLOBAL LONG SHORT FIXED INCOME OPPORTUNITIES FUND (the “UBS Fund,” or the “Acquired Fund”) and CURIAN/BLACKROCK GLOBAL LONG SHORT CREDIT FUND (the “BlackRock Fund,” or the “Acquiring Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission in accord with the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and has established several separate series of shares (“funds”), with each fund having its own assets and investment policies;

WHEREAS the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, has determined that the transaction described herein is fair and reasonable, that participation in the transaction described herein is in the best interests of the Acquired Fund, and that the interests of the existing shareholders of both the Acquired Fund and the Acquiring Fund will not be diluted as a result of the transactions described herein;

WHEREAS Article II, Section 1 of the Trust’s Declaration of Trust, dated September 7, 2011 (the “Declaration of Trust”), authorizes the Board of Trustees to conduct the business of the Trust and carry on its operations; and

WHEREAS the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, has approved the reorganization of the Acquired Fund with and into the Acquiring Fund, subject to the approval of the shareholders of the Acquired Fund;

NOW, THEREFORE, all the assets, liabilities and interests of the Acquired Fund shall be transferred on the Closing Date to the Acquiring Fund, as described below; provided, however, that such transaction shall not occur unless and until this Plan of Reorganization shall have first been approved by a majority of the outstanding voting securities of the Acquired Fund as provided in Section 2(a)(42) of the 1940 Act; and provided further that the Board of Trustees may terminate this Plan of Reorganization at or prior to the Closing Date:

1.
The Closing Date shall be April 24, 2015, or if the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund or the Acquiring Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted, or trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the judgment of the Board of Trustees, accurate appraisal of the value of either the Acquired Fund’s or the Acquiring Fund’s net assets and/or the net asset value per share of Acquiring Fund shares is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading has been fully resumed and such reporting has been restored;

2.
On or before the Closing Date, and before effecting the reorganization transaction described herein, the Trust shall have received a satisfactory written opinion of legal counsel as to such transaction that:

a.
the transaction will qualify as a “reorganization” (as defined in Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (“Code”)), and each Fund will be “a party to a reorganization” (within the meaning of Section 368(b) of the Code); the Acquired Fund will recognize no gain or loss on the transfer of the assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the liabilities or on the subsequent distribution of those Acquiring Fund shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares; the Acquiring Fund will recognize no gain or loss on its receipt of the assets in exchange solely for Acquiring Fund Shares and its assumption of the related liabilities; the Acquiring Fund’s basis in each asset will be the same as the Acquired Fund’s basis therein immediately before the reorganization transaction, and the Acquiring Fund’s holding period for each asset will include the Acquired Fund’s holding period therefore (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period); an Acquired Fund shareholder will recognize no gain or loss on the exchange of all its Acquired Fund shares solely for Acquiring Fund shares pursuant to the reorganization transaction; and an Acquired Fund shareholder’s aggregate basis in the Acquiring Fund shares it receives in the reorganization transaction will be the same as the aggregate basis in its Acquired Fund shares it actually or constructively surrenders in exchange for those Acquiring Fund shares, and its holding period for those Acquiring Fund shares will include, in each instance, its holding period for those Acquired Fund shares, provided the Acquired Fund shareholder holds those Acquired Fund shares as capital assets at the Closing Date; and

b.
the securities to be issued in connection with such transaction have been duly authorized and, when issued in accordance with this Plan of Reorganization, will have been validly issued and fully paid and will be non-assessable by the Trust on behalf of the Acquiring Fund.

3.
In exchange for all of its shares of the Acquired Fund, each shareholder of such Acquired Fund shall receive a number of shares, including fractional shares, of the Acquiring Fund equal in dollar value to the number of whole and fractional shares that such shareholder owns in such Acquired Fund.  Each shareholder of such Acquired Fund shall thereupon become a shareholder of the Acquiring Fund.

4.
For purposes of this transaction, the value of the shares of the Acquiring Fund and the Acquired Fund shall be determined as of 4:00 p.m., Eastern Time, on the Closing Date. Those valuations shall be made in the usual manner as provided in the relevant prospectus of the Trust.

5.
Upon completion of the foregoing transactions, the Acquired Fund shall be terminated and no further shares shall be issued by it. The classes of the Trust’s shares representing such Acquired Fund shall thereupon be closed and the shares previously authorized for those classes shall be reclassified by the Board of Trustees.  The Trust’s Board of Trustees and management of the Trust shall take whatever actions may be necessary under Massachusetts law and the 1940 Act to effect the termination of the Acquired Fund.

6.
The costs and expenses of this transaction associated with soliciting proxies, including the preparation, filing, printing and mailing of proxy solicitation material and disclosure documents, and obtaining a consent from an independent registered public accounting firm, shall be borne by Jackson National Asset Management, LLC.

A copy of the Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. Notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees, and is not binding on any of the Trustees, officers, or shareholders of the Trust individually, but only binding on the assets and properties of the Trust.

IN WITNESS WHEREOF, Curian Variable Series Trust, on behalf of the Curian/UBS Global Long Short Fixed Income Opportunities Fund and Curian/BlackRock Global Long Short Credit Fund has caused this Plan of Reorganization to be executed and attested in the City of Denver, State of Colorado, on the date first written above.

CURIAN VARIABLE SERIES TRUST

By:
Mark D. Nerud, President and CEO

Attest:
Susan S. Rhee, Vice President

APPENDIX B

More Information on Strategies and Risk Factors

Curian/BlackRock Global Long Short Credit Fund

Principal Investment Strategies.  The Fund seeks to provide absolute total returns over a complete market cycle through diversified long and short exposure to the global fixed income markets.  A complete market cycle for fixed income funds such as the Fund is typically three to five years.

The Fund may engage in a wide variety of strategies, and may invest in a broad variety of instruments, whether publicly or privately traded or issued, including, but not limited to, corporate loans, corporate bonds and foreign government bonds and derivative instruments with similar economic characteristics.

The Fund may invest in securities of issuers with any market capitalization.  The Fund has no minimum holding period for investments, and will buy or sell securities whenever BlackRock Financial Management or BlackRock International Limited, the Fund’s sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”), sees an appropriate opportunity.

Under normal circumstances, the Fund invests at least 80% of its total assets in credit-related instruments, including, but not limited to, U.S. Government and agency securities, foreign government and supranational debt securities, corporate bonds, including bonds of companies principally engaged in the aircraft or air transportation industries, mortgage-related securities and asset-backed securities, collateralized debt and loan obligations, including bonds collateralized by aircraft and/or aircraft equipment, emerging market debt securities, preferred securities, structured products, mezzanine securities, senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, convertible debt securities, and derivatives with similar economic characteristics.  The Fund may invest in fixed, variable and floating rate instruments.  The Fund’s investments in fixed, variable and floating rate instruments may be of any duration or maturity.

Under normal circumstances, the Fund anticipates it will allocate a substantial amount (approximately 40% or more, unless market conditions are not deemed favorable by BlackRock, in which case the Fund would invest at least 30%) of its total assets in securities (or derivatives with similar economic characteristics) of (i) foreign government issuers, (ii) issuers organized or located outside the U.S., (iii) issuers whose securities primarily trade in a market located outside the U.S., or (iv) issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S.  The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).  For temporary defensive purposes the Fund may deviate substantially from the allocation described above.

The Fund may invest in credit-related instruments rated below investment grade or deemed equivalent by BlackRock, which are commonly referred to as “junk bonds.”  Junk bonds are debt securities rated lower than investment grade (below the fourth highest rating category of the major rating agencies) or determined by Fund management to be of similar quality and generally pay more interest than higher rated securities.  The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low-rated issuer.  Investment grade bonds are bonds rated in the four highest categories by at least one of the major rating agencies or determined by Fund management to be of similar quality.  Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

The Fund may invest in non-U.S. dollar denominated investments including investments denominated in European and Asian currencies and in other non-U.S. and emerging market currencies. The Fund’s investments in non-U.S. dollar based assets may be made on a currency hedged or unhedged basis.

The Fund may invest up to 20% of its total assets in equity instruments, including common stock, depositary receipts, rights, warrants and other instruments whose price is linked to the value of common stock. The Fund may hold long or short positions in equity instruments, and may invest in equity instruments of issuers of any market capitalization.

The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leverage risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may also gain both long and short exposure to credit-related instruments by investing in, among other instruments, swaps, including total return, credit default, index and interest rate swaps; options; forward contracts; futures contracts and options on futures contracts that provide long or short exposure to other credit obligations; credit-linked notes that provide long or short exposure to other credit obligations; repurchase agreements; reverse repurchase agreements; exchange-traded funds and closed-end registered investment companies, which may be managed by BlackRock or one of its affiliates; and other similar transactions.

The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund would engage in short sales of securities generally either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value.

The Fund may engage in short sales for hedging purposes or to enhance total return. The Fund also may make short sales “against the box” without limitation. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

The Fund may borrow from banks for investment purposes.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks does not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective.  A variety of specific factors may influence its investment performance, such as the following:

●	Air transportation industry risk
●	Borrowing risk
●	Collateralized debt obligations risk
●	Convertible securities risk
●	Corporate loan risk
●	Credit risk
●	Derivatives risk
●	Distressed debt risk
●	Emerging markets risk
●	Extension risk
●	Foreign regulatory risk
●	Foreign securities risk
●	High-yield bonds, lower-rated bonds, and unrated securities risk
●	Interest rate risk
●	Leverage risk
●	Liquidity risk
●	Loans risk

●	Market risk
●	Mezzanine securities risk
●	Mid-capitalization investing risk
●	Mortgage-related and other asset-backed securities risk
●	Portfolio turnover risk
●	Preferred stock risk
●	Prepayment risk
●	Repurchase agreements and purchase and sale contracts risk
●	Reverse repurchase agreements risk
●	Second lien loans risk
●	Senior loans risk
●	Short sales risk
●	Small-capitalization investing risk
●	Sovereign debt risk
●	Structured products risk
●	Tax risk

Please see the “Glossary of Risks” section below for a description of these risks.  There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This document does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the Fund’s Statement of Additional Information.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

●	Country/Regional risk
●	Depositary receipts risk
●	Equity securities risk
●	Expense risk
●	Indexed and inverse securities risk
●	Investment in other investment companies risk
●	Standby commitment agreements risk
●	U.S. Government securities risk
●	Warrants risk
●	When-issued and delayed delivery securities and forward commitments risk

Curian/UBS Global Long Short Fixed Income Opportunities Fund

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing its assets across a wide range of fixed income securities, currencies and other investments to generate total returns under a variety of market conditions and economic cycles. The Fund may invest in fixed income securities of U.S. and non-U.S. issuers located in developed and emerging market countries. The Fund may obtain exposure to global fixed income and currency markets directly or through extensive use of derivatives.  To gain exposure to certain bond and currency markets the Fund may invest in securities issued by other affiliated and unaffiliated registered investment companies.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities and/or investments that provide exposure to fixed income securities.  Investments in fixed income securities may include, but are not limited to, securities of governments throughout the world (including the United States), their agencies and instrumentalities, cash equivalents, debt securities of supranationals and corporations including trust-preferred securities, convertible securities, mortgage-backed securities, asset-backed securities, inflation-linked securities, equipment trusts and other securitized or collateralized debt securities. The Fund’s investments in fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay-in-kind and auction rate features. In addition, the fixed income securities purchased by the Fund may be denominated in any currency, have coupons payable in any currency and may be of any maturity or duration. The Fund may invest in fixed income securities of any credit quality, including high yield (lower-rated or “junk bonds”) securities. High yield securities are fixed income securities rated below BBB- by S&P or Baa3 by Moody’s.

UBS Global Asset Management (Americas) Inc., the Fund’s sub-adviser (the “Sub-Adviser”), actively manages portfolio duration and may use derivatives to adjust the Fund’s overall duration exposure within a range of -6 to +6 years. Duration measures a fixed income security’s price sensitivity to interest rates by indicating the approximate change in a fixed income security’s price if interest rates move up or down in 1% increments. For example, when the level of interest rates increases by 1%, the price of a fixed income security or a portfolio of fixed income securities having a positive duration of six years generally will decrease by approximately 6% and the price of a fixed income security or a portfolio of fixed income securities having a negative duration of six years generally will increase by approximately 6%. Conversely, when the level of interest rates decreases by 1%, the price of a fixed income security or a portfolio of fixed income securities having a positive duration of six years generally will increase by approximately 6% and the price of a fixed income security or a portfolio of fixed income securities having a negative duration of six years generally will decrease by approximately 6%. Price is a meaningful component of total return, but not the only component. Coupon or income is the other component, which is not materially impacted by changes in interest rate.

The Fund intends to use exchange-traded and/or over-the-counter derivative instruments extensively for risk management purposes and as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes.  The derivatives in which the Fund may invest include, but are not limited to, options (including, but not limited to, options on futures, forwards and swap agreements), futures, forward agreements, swap agreements (including, but not limited to, interest rate, total return, currency, credit default and inflation swaps), credit-linked securities, caps, floors, collars, and structured notes and other derivative instruments. The Fund may invest in derivatives to the extent permitted by the 1940 Act.

The Fund may use derivatives for hedging or non-hedging purposes. The Fund intends to use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. The Fund also may use derivatives to establish net short positions for individual markets, currencies and securities or to adjust the Fund’s portfolio duration.

In addition, the Fund may establish short positions in fixed income securities through the use of any of the derivative instruments listed above to achieve a negative portfolio duration in an effort to take advantage of periods of rising interest rates and provide the potential for appreciation. The Sub-Adviser expects that the duration of the Fund’s portfolio will be between approximately +6 years and -6 years depending on the level and expected future direction of interest rates.

The Fund is not a money market, stable net asset value, cash alternative, or a traditional long only fixed income fund. The Fund seeks to maximize total return, consisting of capital appreciation and current income by investing in global fixed income and currency markets. At times, the Fund may have exposures to higher risk strategies within the fixed income and currency markets, and it may take both long and short positions utilizing various instruments including the extensive use of derivatives. Furthermore, given the Fund’s less constrained investment approach, it may maintain overall net short positions in any particular market. While the Sub-Adviser will seek to manage the Fund’s volatility and overall risk exposure in a prudent manner, it is quite possible that the Fund may exhibit negative returns in any particular month, quarter or a year.

The Sub-Adviser selects securities using both quantitative and fundamental analysis to identify securities that it believes are mispriced relative to their fundamental value. The Sub-Adviser tries to identify and exploit periodic discrepancies between market prices and fundamental value. In analyzing these price/value differences the Sub-Adviser also takes into account cyclical market drivers which may influence the near term dynamics of market prices. The investment process relies upon rigorous top-down and bottom-up research, including research related to global macroeconomic conditions, individual countries, individual fixed income market sectors, and individual issuers across the rates, credit sectors, and currency markets.

The Fund utilizes a long/short, global fixed income and currency strategy that emphasizes relative value investing.  The Fund pursues a diversified investment strategy and the Sub-Adviser has substantial latitude to invest across broad fixed income and currency markets. At times, the unconstrained investment approach may lead the Sub-Adviser to have sizable allocations to particular markets, sectors and industries.

The Sub-Adviser implements the long/short strategy across multiple dimensions to gain specific exposure to investments that it believes offer an attractive risk-reward opportunity.  Typically, the Sub-Adviser seeks to exploit opportunities, both long and short, where the market valuation of a particular security differs from the Sub-Adviser’s valuation for the same security.

The Sub-Adviser actively manages the Fund’s currency exposure and attempts to generate total returns and manage risk by identifying relative valuation discrepancies among global currencies as well as implementing hedging strategies to limit unwanted currency risks. These decisions are integrated within the macroeconomic framework analysis of global market and economic conditions.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company.  When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund’s ability to pursue its investment objective.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks does not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective.  A variety of specific factors may influence its investment performance, such as the following:

●	Commodities regulatory and tax risk
●	Credit risk
●	Derivatives risk
●	Foreign regulatory risk
●	Foreign securities risk
●	High-yield bonds, lower-rated bonds, and unrated securities risk
●	Interest rate risk
●	Investment in other investment companies risk
●	Leverage risk
●	Liquidity risk
●	Managed portfolio risk
●	Market risk
●	U.S. Government securities risk

Please see the “Glossary of Risks” section below for a description of these risks.  There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This document does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the Fund’s Statement of Additional Information.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

●	Call risk
●	Prepayment risk

Glossary of Risks

Air transportation industry risk – The air transportation industry can be significantly affected by competition within the industry, domestic and foreign economies, government regulation, labor relations, and the price of fuel. Airline deregulation has substantially diminished the government’s role in the air transport industry while promoting an increased level of competition. However, regulations and policies of various domestic and foreign governments can still affect the profitability of individual carriers as well as the entire industry.

Borrowing risk – Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio.  Borrowing will cost the Fund interest expense and other fees.  The costs of borrowing may reduce the Fund’s return.  Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Call risk – Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Collateralized debt obligations risk – Collateralized debt obligations are subject to credit, interest rate, valuation, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn.

Commodities regulatory and tax risk – Commodity-related companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. The U.S. Commodity Futures Trading Commission (the “CFTC”) and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, an increase in margin requirements, the establishment of daily limits and the suspension of trading. Any of these actions, if taken, could adversely affect the returns of the Fund by limiting or precluding investment decisions the Fund might otherwise make. In addition, various national governments have expressed concern regarding the derivatives markets and the need to regulate such markets. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of commodity-related companies. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund. Also, future regulatory developments may impact the Fund’s ability to invest in commodity-linked derivatives.

The tax treatment of derivative instruments, including commodity-linked derivative instruments, may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions.  Although the Internal Revenue Service (“IRS”) previously issued numerous private letter rulings that income and gain generated by investments in commodity-linked notes and income generated by investments in wholly owned foreign subsidiaries (“controlled foreign corporations”) that invest in commodities and commodity-linked derivative instruments constitute “qualifying income” under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”) (“Subchapter M”), the IRS suspended the issuance of these rulings in 2011.  If the IRS changes the position it took in those rulings and publishes an adverse determination relating to the treatment of such income and gain, the Fund would likely need to significantly change its investment strategy.

Convertible securities risk – Convertible securities have investment characteristics of both equity and debt securities.  While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.  The value of the convertible and debt securities may fall when interest rates rise.  Securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations.  Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive than a fixed rate corporate bond.

Corporate loan risk – Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Country/Regional risk – There is a risk that world events, such as political upheaval, financial troubles, or natural disasters, will adversely affect the value of securities issued by companies in foreign countries or regions. This risk is especially high in emerging markets.

Credit risk – The Fund could lose money on a debt security, including a participatory note, if an issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect debt securities’ value. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

Depositary receipts risk – The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material.  Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts.  Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.  Depositary receipts are subject to many of the risks of the underlying security. For some depositary receipts, the custodian or similar financial institution that holds the issuer’s shares in a trust account is located in the issuer’s home country. In these cases if the issuer’s home country does not have developed financial markets, the Fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. The Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. The Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder. Depositary receipts will be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information about an issuer that has participated in the creation of a sponsored program. There may be an increased possibility of untimely responses to certain corporate actions of the issuer, such as stock splits and rights offerings, in an unsponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts. If the Fund’s investment depends on obligations being met by the arranger as well as the issuer of an unsponsored program, the Fund will be exposed to additional credit risk.

Derivatives risk – The Fund may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. Derivatives include swaps (including interest rate swaps and credit default swaps), options, futures contracts, forward currency contracts, reverse repurchase agreements, other over-the-counter (“OTC”) contracts, and certain exchange-traded funds. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities, and indices. The SAI contains a description of the various types and uses of derivatives in the Funds’ investment strategies.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the investment manager believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., non-U.S. currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, a Fund may not receive the collateral the day the collateral is called for.

Events affecting the creditworthiness of a Fund’s counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in adverse market conditions.  In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including liquidity, market, counterparty, credit, and currency risks. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive. In addition, the Adviser may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk (see “Liquidity Risk” below) and counterparty risk, and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.

A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through its account at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, a Fund may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the investment manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between a Fund and its clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for a Fund, the Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between a Fund and clearing members is drafted by the clearing members and generally is less favorable to a Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by a Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing exposes the Funds to new kinds of risks and costs.

Distressed debt risk – The Fund may invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”).  To the extent that a Fund invests in distressed debt, the Fund is subject to the risk that it may lose a portion or all or its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt.

Emerging markets risk – Investments in emerging markets involve greater risk resulting from economic and political systems that typically are less developed, and likely to be less stable, than those of more advanced countries.  There may be government policies that restrict investment by foreigners, and a higher risk of a government taking private property.  Low or nonexistent trading volume in securities of issuers may result in a lack of liquidity and in price volatility.  Issuers in emerging markets typically are subject to greater risk of adverse changes in earnings and business prospects than are companies in developed markets.  Loss may also result from the imposition of exchange controls, confiscations and other government restrictions or from problems in security registration or settlement and custody.  The Fund will also be subject to the risk of negative foreign currency rate fluctuations.

Equity securities risk – Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile.  The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities.  The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Expense risk – Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets.  Accordingly, actual expenses may be greater or less than those indicated.  For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets.  During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Extension risk – When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.  Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates.  The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.  As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliated entities.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities.  The Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as, the timing of such purchases or sales.  These foreign regulatory limits may increase the Funds’ expenses and may limit the Fund’s performance.

Foreign securities risk – These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments.  In addition, there may be less publicly available information and more volatile or less liquid markets.  Investments in foreign securities could be affected by restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations.  Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods.  Foreign accounting may be less revealing than U.S. accounting practices and regulation may be inadequate or irregular.

High-yield bonds, lower-rated bonds, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies.  Junk bonds typically have a higher yield to compensate for a greater risk that the issuer might not make its interest and principal payments.  An unanticipated default would result in a reduction in income, a decline in the market value of the related securities and a decline in value.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.  The market prices of junk bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer.  Periods of economic or political uncertainty and change can be expected to result in price volatility.

Indexed and inverse securities risk – Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Interest rate risk – When interest rates increase, fixed income securities generally will decline in value.  Conversely, as interest rates decrease, the prices of fixed income securities tend to increase.  In a low interest rate environment, an increase in interest rates could have a negative impact on the price of fixed income securities, and could negatively impact a Fund’s portfolio of fixed income securities.  Long-term fixed income securities normally have more price volatility than short-term fixed income securities.  A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.  Inflation-indexed securities, including Treasury Inflation Protected Securities, decline in value when real interest rates rise.  In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Floating rate investments have adjustable interest rates and as a result, generally fluctuate less in response to interest rate changes than will fixed-rate investments.  However, because floating rates generally only reset periodically, changes in prevailing interest rates may cause a fluctuation in the Fund’s value.  In addition, extreme increases in prevailing interest rates may cause an increase in defaults on floating rate investments, which may cause a further decline in the Fund’s value.  Finally, a decrease in interest rates could adversely affect the income earned by the Fund from its floating rate debt securities.

The Fund may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

Investment in other investment companies risk – As with other investments, investments in other investment companies are subject to market and selection risk.  In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.  To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Leverage risk – Certain transactions, such as reverse repurchase agreements, loans of portfolio securities, dollar rolls, buy backs, futures, forwards, and the use of when-issued, delayed delivery or forward commitment transactions, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet segregation requirements.  Leverage, including borrowing, may cause the Fund to be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The effect of using leverage is to amplify the Fund’s gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, thus causing the Fund to be more volatile.

Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector.  Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading.  Small capitalization companies and companies domiciled in emerging markets pose greater liquidity and volatility risks of price fluctuations.  Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.  To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans.  For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time.  During periods of infrequent trading, valuing a floating rate loan can be more difficult and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed.  Difficulty in selling a floating rate loan can result in a loss.

Loans risk – Bank loans, corporate loans, loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender.  Certain loan instruments may require fair value pricing.

Indebtedness of companies whose creditworthiness is poor may be highly speculative involving substantially greater risks that those companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed and may pay only after a delay, with a substantial risk of losing the entire amount invested.

After purchase of a loan, the Fund may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.  In the event that a borrower defaults, access to the collateral securing the loan may be limited by bankruptcy and other insolvency laws.  The collateral may decline in value and/or be inadequate or difficult to realize upon.  In addition, a court could take action with respect to the floating rate loan adverse to the holders of the loan, such as invalidating the loan, subordinating the loan to presently existing or future indebtedness, or ordering the refund of interest previously paid to the borrower.  As a result, the Fund might not receive payments to which it is entitled.  The Adviser may have to participate in legal proceedings or take possession of and manage assets that secure the issuer’s obligations.  This could increase the Fund’s operating expenses and decrease its net asset value.  The Fund can invest in loans that are not secured by any specific collateral of the borrower.  If the borrower is unable to pay interest or defaults in the payment of principal, there will be no collateral on which the Fund can foreclose.  Therefore, these loans present greater risks than collateralized loans.

Loan instruments may not be rated by a rating agency, registered with the SEC or any state securities commission or listed on any national securities exchange.  The amount of public information available with respect to loans may be less extensive than that available for registered or exchange listed securities.  In evaluating the creditworthiness of borrowers, the Adviser relies on its own evaluation of borrowers, but will consider, and may rely in part on, analyses performed by others.  As a result, the Fund is particularly dependent on the analytical abilities of the Adviser.

An increase in demand for loan instruments may adversely affect the supply of available loans and/or the rate of interest payable on loans acquired by the Fund, thus reducing Fund returns.  During periods of limited supply of loans, the Fund’s yield may be lower.

The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause the Fund to be unable to realize full value and thus cause a material decline in the Fund’s net asset value.

Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve the Fund’s investment objective, or may negatively affect the Fund’s investment performance, or legislative, regulatory, or tax developments may affect the investment techniques available to the manager of the Fund.  There is no guarantee that the investment objective of the Fund will be achieved.

Market risk – Stock market risk refers to the fact that stock (equities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general.  Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline.  A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.  Consequently, a broad-based market drop may also cause a stock’s price to fall.

Bond market risk generally refers to credit risk and interest rate risk.  Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due.  Bond value typically declines if the issuer’s credit quality deteriorates.  Interest rate risk is the risk that interest rates will rise and the value of bonds will fall.  A broad-based market drop may also cause a bond’s price to fall.

Securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic conditions, or particular industries represented in the securities markets, such as competitive conditions.  In addition, the markets may not favor a particular kind of security, such as dividend-paying securities, and may not favor equities or bonds at all.

Mezzanine securities risk – Mezzanine securities are generally rated below investment grade and frequently are unrated and present many of the same risks as senior loans, second lien loans and non-investment grade bonds.  However, unlike senior loans and second lien loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower.  They typically are the most subordinated debt obligation in an issuer’s capital structure.  Mezzanine securities also may often be unsecured.  Mezzanine securities therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled obligation after giving effect to any senior obligations of the related borrower.  Mezzanine securities are also expected to be a highly illiquid investment.  Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness.  Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.

Mid-capitalization investing risk – The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies.  Mid-capitalization companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.  Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Mortgage-related and other asset-backed securities risk – The risk of investing in mortgage-related and other asset-backed securities include interest rate risk, extension risk, and prepayment risk.  Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates.  As a result, in a period of rising interest rates, mortgage-related securities may exhibit additional volatility.  This is known as extension risk.  Rising interest rates and falling property prices may increase the likelihood that individuals and entities may fall behind or fail to make payments on their mortgages or other loans.  This is referred to as default risk.  When there are a number of mortgage defaults, the interest paid by mortgage-backed and mortgage-related securities may decline, or may not be paid.  In addition, a number of mortgage defaults could lead to a decline in the value of mortgage-backed and mortgage-related securities.  There may also exist legal and documentation risk related to mortgage defaults.  Mortgage-related securities are also subject to prepayment risk.  When interest rates decline, borrowers may pay off their mortgages sooner than expected.  This can reduce the returns because the Fund will have to reinvest that money at the lower prevailing interest rates.  This is referred to as contraction risk.

Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments or defaults on the underlying mortgages serving as collateral.  An increase or decrease in payment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price.  The prices of mortgage-backed securities, depending on their structure and the rate of payments, can be volatile.  Some mortgage-backed securities may also not be as liquid as other securities.  The value of these securities also may change because of changes in the market’s perception or the actual creditworthiness of the issuer.  In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation, interest rates, tax policies, the real estate market, and/or the overall economy.

Portfolio turnover risk – The Fund may actively trade securities or instruments in seeking to achieve its objective.  Doing so may increase transaction costs, which may reduce performance.  Active trading also may increase realized short-term capital gains and losses.

Preferred stock risk – Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company.  Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.  Preferred stocks may pay fixed or adjustable rates of return.  Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness and to changes in interest rates, and may decline in value if interest rates rise.  In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt.  For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.  Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Prepayment risk – During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date and that the Fund may have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid debt security.

Repurchase agreements, purchase and sale contracts risk – If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.  If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Reverse repurchase agreements risk – Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date, and interest payment.  Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all.  The Fund could lose money if it is unable to recover the securities and the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities.  These events could also trigger adverse tax consequences to the Fund.  Furthermore, reverse repurchase agreements involve the risks that:  (i) the interest income earned in the investment of the proceeds will be less than the interest expense; (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is not obligated to repurchase; and (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them.  In addition, the use of reverse repurchase agreements may be regarded as leveraging.

Second lien loans risk – Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

Senior loans risk – There is less readily available, reliable information about most senior loans than is the case for many other types of securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Although senior loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss. The senior loans in which the Fund invests are usually rated below investment grade.

Short sales risk – The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short sale may be affected by selling a security that the fund does not own. If the price of the security sold short increases, the fund would incur a loss; conversely, if the price declines, the fund will realize a gain. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses. Short positions typically involve increased liquidity risk and transaction costs, and the risk that the third party to the short sale may fail to honor its contract terms.

Small-capitalization investing risk – Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.  Small cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.  Many small capitalization companies may be in the early stages of development.  Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Sovereign debt risk – These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.  If a governmental entity defaults, it may ask for more time in which to pay or for further loans.  There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Structured products risk – Holders of structured products bear risks of the underlying investments, index, or reference obligation and are subject to counterparty risk.  The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured products may be thinly-traded or have a limited trading market. In addition to the general risks associated with debt securities discussed herein, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations.  Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero.

Standby commitment agreements risk – Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it.  These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security.  In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Tax risk – The IRS has issued a ruling that causes certain income from commodity-linked swaps, such as a swap to gain exposure to the DJ-UBS Index, to not be considered qualifying income for purposes of the Fund’s being taxed as a regulated investment company under Subchapter M (“RIC”).  Any income derived from direct investments in such commodity-linked swaps commodities, certain other commodity-linked derivatives, and other non-qualifying income must be limited each taxable year to a maximum of 10% of the Fund’s gross income. Failure to qualify as a RIC would subject the Fund to federal income tax on its taxable income at regular corporate rates (without regard to the dividends-paid deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund’s earnings and profits, subject to the maximum rates on “qualified dividend income” of individuals and certain other non-corporate shareholders.  The Fund’s failure to qualify as a RIC would subject Fund shareholders to the risk of diminished returns.

U.S. Government securities risk – Obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government.  They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association (“Fannie Mae”); (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations, such as those of the former Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau.  The maximum potential liability of the issuers of some U.S. Government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury.  It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Although many types of U.S. Government Securities may be purchased by the Funds, such as those issued by the Fannie Mae, Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States.  The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the holder of the securities of such issuer might not be able to recover its investment from the U.S. Government.  In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into conservatorship under FHFA.  The effect that this conservatorship will have on the entities’ debt and equities and on securities guaranteed by the entities is unclear.  No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac will be successful.  In addition, new accounting standards and future Congressional action may affect the value of Fannie Mae and Freddie Mac debt.

Warrants risk – If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant.

Thus, investments in warrants may involve substantially more risk than investments in common stock.  Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

When-issued and delayed delivery securities and forward commitments risk – When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery.  There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.  If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

APPENDIX C

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date of February 6, 2015, to the Trust’s knowledge, the following persons owned beneficially or of record 5% or more of the Curian/UBS Global Long Short Fixed Income Opportunities Fund.

Shareholder’s or Contract Owner’s Name/Address	Percent Beneficial Ownership of Shares of the Fund	Percent Beneficial Ownership of Shares of the Combined Fund (assuming the Reorganization occurs)

STATEMENT OF ADDITIONAL INFORMATION

FEBRUARY 19, 2015

CURIAN VARIABLE SERIES TRUST

Curian/UBS Global Long Short Fixed Income Opportunities Fund
(a series of Curian Variable Series Trust)
 (the “Acquired Fund”)

AND

Curian/BlackRock Global Long Short Credit Fund
(a series of Curian Variable Series Trust)
 (the “Acquiring Fund”)

7601 Technology Way
 Denver, Colorado 80237
(877) 847-4143

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:
Curian/UBS Global Long Short Fixed Income Opportunities Fund	Curian/BlackRock Global Long Short Credit Fund

This Statement of Additional Information (the “SAI”) relates specifically to the proposed reorganization of the Acquired Fund into the Acquiring Fund under which the Acquiring Fund would acquire all of the assets of the Acquired Fund in exchange solely for shares of the Acquiring Fund and that Acquiring Fund’s assumption of all of the Acquired Fund’s liabilities (the “Reorganization”).  This SAI is available to separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York with amounts allocated to an Acquired Fund and to other shareholders of the Acquired Fund as of February 6, 2015.

This SAI consists of the cover page, the information set forth below and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

(1)	The Acquiring Fund’s and Acquired Fund’s Statement of Additional Information dated April 28, 2014, as supplemented (File Nos. 333-177369 and 811-22613);

(2)	The Annual Report to Shareholders of the Acquiring Fund and the Acquired Fund for the fiscal year ended December 31, 2013 (File Nos. 333-177369 and 811-22613);

(3)	The Semi-Annual Report to Shareholders of the Acquiring Fund and the Acquired Fund for the period ended June 30, 2014 (File Nos. 333-177369 and 811-22613);

This SAI is not a prospectus.  A Proxy Statement and Prospectus dated February 19, 2015, relating to the Reorganization (the “Proxy Statement/Prospectus”) may be obtained, without charge, by writing to the Trust at 1 Corporate Way, Lansing, Michigan 48951or calling (517) 381-5500.  This SAI should be read in conjunction with the Proxy Statement/Prospectus.

PRO FORMA FINANCIAL INFORMATION

Curian/UBS Global Long Short Fixed Income Opportunities Fund merging into Curian/BlackRock Global Long Short Credit Fund

The unaudited pro forma information provided herein should be read in conjunction with the annual reports and semi-annual reports of Curian/UBS Global Long Short Fixed Income Opportunities Fund (“UBS Fund”) and Curian/BlackRock Global Long Short Credit Fund (“BlackRock Fund”) dated December 31, 2013 and June 30, 2014, respectively.  All of the shareholder reports are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the twelve months ended June 30, 2014 is intended to present supplemental data as if the proposed Reorganization of UBS Fund (the “Acquired Fund”) into BlackRock Fund (the “Acquiring Fund”) (collectively, the “Funds”) had occurred as of July 1, 2013. The Reorganization is intended to combine the Acquired Fund with a similar fund currently advised by Curian Capital, LLC (“Curian” or “Funds Management”). The Acquiring Fund is advised by Curian and sub-advised by BlackRock Financial Management, Inc. and BlackRock International Limited.  There is a shareholder proposal in a proxy statement that has been sent out to all shareholders of the Trust that is asking for approval of a new investment advisory agreement with respect to each fund of the Trust.  If this proposal is approved by shareholders, the new investment adviser of the Acquiring Fund will be Jackson National Asset Management, LLC ("JNAM"), effective as of April 27, 2015.  Subject to shareholder approval, the Reorganization is expected to be effective as of the close of business on April 24, 2015, or on a later date agreed upon by the Trust (the “Closing Date”).

The Reorganization provides for the acquisition of all the assets and all the liabilities of the Acquired Fund by the Acquiring Fund, in a tax-free exchange for shares of the Acquiring Fund at net asset value. Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor. As a result of the Reorganization, shareholders of the Acquired Fund would become shareholders of the Acquiring Fund.

The costs and expenses associated with the Reorganization relating to preparing, filing, printing and mailing of material, disclosure documents and related legal fees, including the legal fees incurred in connection with the analysis under Code of the taxability of this transaction and the preparation of the tax opinion, and obtaining a consent of independent registered public accounting firm will be borne by JNAM.  No sales or other charges will be imposed on Contract owners in connection with the Reorganization. The UBS Fund will bear its proportionate share of the transaction expenses associated with the Reorganization.  Such expenses are estimated to be $192,373.

The Funds currently have the same adviser, administrator, distributor, fund accounting agent and custodian. Each service provider has entered into an agreement with Curian which governs the provision of services to the Funds. Such agreements contain the same terms with respect to each Fund.

As of June 30, 2014, Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares.  The net assets of the Acquired Fund and the Acquiring Fund were $217,376,307 and $379,513,156, respectively. The net assets of the pro forma combined fund as of June 30, 2014 would have been $596,697,090 had the Reorganization occurred on that date.  The actual net assets of the Acquired Fund and the Acquiring Fund on the Closing No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Acquired Fund on the Closing Date.

On a pro forma basis for the twelve months ended June 30, 2014, the proposed Reorganization would result in no change in management fees had the Reorganization occurred on July 1, 2013.  Other than the 5 basis point reductions to the administrative fee and distribution approved by the Board at its January 8, 2015 Special Board Meeting, there is no impact to administration fees and other operating expenses had the Reorganization occurred on July 1, 2013. No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation and Subchapter M compliance.

The proposed Reorganization is expected to be tax-free for federal income tax purposes. This means that no gain or loss will be recognized by the Acquired Fund or its shareholders as a result of the Reorganization. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Acquired Fund will be the same as the aggregate tax basis the shareholders of the Acquired Fund held in their shares of the Acquired Fund immediately before the merger.

If the Reorganization is consummated, the combined Acquiring Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes.

As of December 31, 2013, the Acquired Fund and the Acquiring Fund had post-enactment unused capital loss carryovers, which may be used to offset future net realized capital gains and will be carried forward indefinitely and retain their character as follows:

	Short Term Capital Losses	Long Term Capital Losses
Acquired Fund	$6,134	$712,702
Acquiring Fund	$340,574	$0

Under the Regulated Investment Company Modernization Act of 2010, the Acquiring Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

PART C

OTHER INFORMATION

Item 15. Indemnification

Article IV of the Registrant’s Agreement and Declaration of Trust provides that,

(a)           Subject to the exceptions and limitations contained in paragraph (b) below:

(i)
every person who is, or has been, a Trustee, officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series (unless the Series was terminated prior to any such liability or claim being known to the Trustees, in which case such obligations, to the extent not satisfied out of the assets of a Series, the obligation shall be an obligation of the Trust), to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)
the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)           No indemnification shall be provided hereunder to a Trustee or officer:

(i)
against any liability to the Trust, a Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii)
with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

(iii)
in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A)	by the court or other body approving the settlement or other disposition;

(B)
based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (i) vote of a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees then in office act on the matter) or (ii) written opinion of independent legal counsel; or

(C)	by a vote of a majority of the Shares outstanding and entitled to vote (excluding Shares owned of record or beneficially by such individual).

(c)
The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person.  Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust or any Series thereof other than Trustees and officers may be entitled by contract or otherwise under law.

(d)
Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust or a Series thereof prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

(i)
such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust or Series thereof shall be insured against losses arising out of any such advances; or

(ii)
a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a “Non-interested Trustee” is one who (i) is not an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) is not involved in the claim, action, suit or proceeding.

The foregoing indemnification arrangements are subject to the provisions of Section 17(h) of the Investment Company Act of 1940.

Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition to the above indemnification, Jackson National Life Insurance Company extends its indemnification of its own officers, directors and employees to cover such persons’ activities as officers, trustees or employees of the Registrant.

Item 16. Exhibits

(1)	Agreement and Declaration of Trust of Registrant dated September 7, 2011.1

(2)	By-Laws of Registrant dated September 7, 2011.1

(3)	Not Applicable

(4)	Plan of Reorganization; filed as Appendix A to the Information Statement and Prospectus set forth as Part A to this Registration Statement on Form N-14.

(5)
Provisions of instruments defining the rights of holders of the securities being registered are contained in the Registrant’s Amended and Restated Agreement and Declaration of Trust and By-laws (Exhibits (1) and (2)).

(6)	(a)		Curian Capital, LLC (“Curian Capital”)

		(i)	Investment Advisory and Management Agreement between Curian Capital and Registrant effective December 19, 2011.2

		(ii)	Amendment, effective March 1, 2012, to the Investment Advisory and Management Agreement between Curian Capital and Registrant dated December 19, 2011.4

		(iii)	Amendment, effective September 10, 2012, to Investment Advisory and Management Agreement between Curian Capital and Registrant dated December 19, 2011.5

		(iv)	Amendment, effective April 29, 2013, to Investment Advisory and Management Agreement between Curian Capital and Registrant dated December 19, 2011.6

		(v)	Amendment, effective July 1, 2013, to the Investment Advisory and Management Agreement between Curian Capital and Registrant dated December 19, 2011.7

		(vi)	Amendment, effective September 16, 2013, to the Investment Advisory and Management Agreement between Curian Capital and Registrant dated December 19, 2011. 7

		(vii)	Amendment, effective December 31, 2013, to the Investment Advisory and Management Agreement between Curian Capital and Registrant dated December 19, 2011.9

		(viii)	Amendment, effective January 2, 2014, to the Investment Advisory and Management Agreement between Curian Capital and Registrant dated December 19, 2011.9

		(ix)	Amendment, effective April 28, 2014, to the Investment Advisory and Management Agreement between Curian Capital and Registrant dated December 19, 2011.9

	(b)		BlackRock Financial Management, Inc. (“BlackRock Financial”)

		(i)	Investment Sub-Advisory Agreement between Curian Capital and BlackRock Financial effective April 29, 2013. 6

	(c)		BlackRock International Limited (“BlackRock International”)

		(i)	Investment Sub-Advisory Agreement between Curian Capital and BlackRock International effective April 29, 2013.6

	(d)		UBS Global Asset Management (Americas) Inc. (“UBS”)

		(i)	Investment Sub-Advisory Agreement between Curian Capital and UBS effective April 29, 2013.6

		(ii)	Amendment, effective September 16, 2013, to the Investment Sub-Advisory Agreement between Curian Capital and UBS dated April 29, 2013.8

(7)	(a)	(i)
Participation Agreement between Registrant, Jackson National Life Insurance Company (“Jackson National Life”), American Funds Insurance Series, Capital Research and Management Company, and American Funds Service Company dated February 1, 2012.2

(ii)
Amendment, effective May 1, 2013, to Participation Agreement between Registrant, Jackson National Life, American Funds Insurance Series, Capital Research and Management Company, and American Funds Service Company dated February 1, 2012.7

	(b)	(i)
Participation Agreement between Registrant, Jackson National Life Insurance Company of New York (“JNLNY”), American Funds Insurance Series, Capital Research and Management Company, and American Funds Service Company dated February 1, 2012.2

(ii)
Amendment, effective May 1, 2013, to Participation Agreement between Registrant, JNLNY, American Funds Insurance Series, Capital Research and Management Company, and American Funds Service Company dated February 1, 2012.7

(c)
Participation Agreement between Registrant, iShares Trust, iShares U.S. ETF Trust, iShares, Inc., iShares MSCI Russia Capped Index Fund, Inc, iShares U.S. ETF Company, Inc., and iShares Sovereign Screened Global Bond Fund, Inc. (“iShares”) dated January 31, 2012.3

	(d)		Investing Fund Agreement between Registrant, Market Vectors ETF Trust dated February 13, 2013.6

	(e)		Participation Agreement between Registrant and PIMCO ETF Trust dated January 31, 2012.3

(f)
Purchasing Fund Agreement between Registrant, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (“PowerShares”) dated January 31, 2012.3

	(g)		Purchasing Fund Agreement between Registrant, SPDR® Dow Jones Industrial Average ETF Trust and SPDR® S&P 500® ETF Trust dated January 31, 2012.3

	(h)		Investing Fund Agreement between Registrant, The Select Sector SPDR Trust, SPDR Series Trust, and SPDR Index Shares Funds dated January 31, 2012.3

(i)
Investing Agreement between Registrant, Vanguard Admiral Funds, Vanguard Bond Index Funds, Vanguard Index Funds, Vanguard International Equity Index Funds, Vanguard Scottsdale Funds, Vanguard Specialized Funds, Vanguard Star Funds, Vanguard Tax-Managed Funds, Vanguard Whitehall Funds, and Vanguard World Funds (“Vanguard”) dated January 31, 2012.3

	(j)		Investing Fund Participation Agreement between Registrant and FlexShares Trust dated December 16, 2013.9

	(h)	(i)	Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors LLC (“JNLD”), effective September 10, 2012.5

		(ii)	Amendment, effective April 29, 2013, to Amended and Restated Distribution Agreement between Registrant and JNLD dated September 10, 2012.6

		(iii)	Amendment, effective September 16, 2013, to Amended and Restated Distribution Agreement between Registrant and JNLD dated September 10, 2012.7

		(iv)	Amendment, effective December 31, 2013, to Amended and Restated Distribution Agreement between Registrant and JNLD dated September 10, 2012.9

		(v)	Amendment, effective April 28, 2014, to Amended and Restated Distribution Agreement between Registrant and JNLD dated September 10, 2012.9

(8)			Not Applicable.

(9)	(a)	(i)	Master Global Custody Agreement between Curian Series Trust, an affiliated company of the Registrant, and JPMorgan Chase Bank, N.A. (“JPMorgan Chase”) dated March 24, 2011.1

		(ii)	Mutual Fund Rider, dated March 24, 2011, to the Global Custody Agreement between Curian Series Trust, an affiliated company of the Registrant, and JPMorgan Chase dated March 24, 2011.1

(iii)
Settled Securities Class Action Services Agreement between Curian Series Trust, an affiliated company of the Registrant, and JPMorgan Chase dated March 24, 2011, which supplements the Master Global Custody Agreement between Curian Series Trust and JPMorgan Chase dated March 24, 2011.1

		(iv)	Addendum to Master Global Custody Agreement between Registrant and JPMorgan Chase dated November 30, 2011.2

		(v)	Amendment, effective March 1, 2012, to Master Global Custody Agreement between Registrant and JPMorgan Chase dated March 24, 2011.4

		(vi)	Amendment, effective September 10, 2012, to Master Global Custody Agreement between Registrant and JPMorgan Chase dated March 24, 2011.5

		(vii)	Amendment, effective December 14, 2012, to Master Global Custody Agreement between Registrant and JPMorgan Chase dated March 24, 2011.6

		(viii)	Amendment, effective April 29, 2013, to Master Global Custody Agreement between Registrant and JPMorgan Chase dated March 24, 2011.6

		(ix)	Amendment, effective September 16, 2013, to Master Global Custody Agreement between Registrant and JPMorgan Chase dated March 24, 2011.7

(x)
Addendum, effective July 1, 2013, to the Master Global Custody Agreement (“Cayman Custody Agreement”) between JNL/BlackRock Global Allocation Fund Ltd., JNL/AQR Managed Futures Fund Ltd., and JPMorgan Chase dated June 16, 2011.7

		(xi)	Addendum, effective April 28, 2014, to the Cayman Custody Agreement among JNL/BlackRock Global Allocation Fund Ltd., JNL/AQR Managed Futures Fund Ltd., and JPMorgan Chase dated June 16, 2011.9

		(xii)	Amendment, effective April 28, 2014, to Master Global Custody Agreement between Registrant and JPMorgan Chase dated March 24, 2011.9

	(b)		Custody Agreement, effective July 1, 2013, between Curian/Van Eck International Gold Fund Ltd. and The Bank of Nova Scotia (“Scotiabank”).7

(10)	(a)		Distribution Plan, effective September 10, 2012.5

	(b)		Amendment to Distribution Plan, dated September 11, 2012.6

	(c)		Amendment to Distribution Plan, effective April 29, 2013.6

	(d)		Amendment to Distribution Plan, effective September 16, 2013.7

	(e)		Amendment to Distribution Plan, effective April 28, 2014.9

(11)			Opinion and Consent of Counsel regarding legality of shares being registered, attached hereto.

(12)			Not Applicable.

(13)	(a)	(i)	Amended and Restated Administration Agreement between Registrant and Curian Capital dated March 1, 2012.4

		(ii)	Amendment, effective September 10, 2012, to Amended and Restated Administration Agreement between Registrant and Curian Capital dated March 1, 2012.5

		(iii)	Amendment, effective April 29, 2013, to Amended and Restated Administration Agreement between Registrant and Curian dated March 1, 2012.6

		(iv)	Amendment, effective July 1, 2013, to the Amended and Restated Administration Agreement between Registrant and Curian Capital dated March 1, 2012.7

		(v)	Amendment, effective August 29, 2013, to the Amended and Restated Administration Agreement between Curian Capital dated March 1, 2012.8

		(vi)	Amendment, effective September 16, 2013, to the Amended and Restated Administration Agreement between Registrant and Curian Capital dated March 1, 2012.7

		(vii)	Amendment, effective December 31, 2013, to the Amended and Restated Administration Agreement between Registrant and Curian Capital dated March 1, 2012. 9

		(viii)	Amendment, effective January 2, 2014, to the Amended and Restated Administration Agreement between Registrant and Curian Capital dated March 1, 2012.9

		(ix)	Amendment, effective April 28, 2014, to the Amended and Restated Administration Agreement between Registrant and Curian Capital dated March 1, 2012.9

	(b)	(i)	Amended and Restated Sub-Administration and Fund Accounting Services Agreement between Curian Capital and Jackson Fund Services (“JFS”) effective July 1, 2013.7

		(ii)	Amendment, effective September 16, 2013, to the Amended and Restated Sub-Administration and Fund Accounting Services Agreement between Curian Capital and JFS.7

		(iii)	Amendment, effective April 28, 2014, to the Amended and Restated Sub-Administration and Fund Accounting Services Agreement between Curian Capital and JFS.9

	(c)	(i)	Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC (“JNAM”) dated November 29, 2011.2

		(ii)	Amendment, effective March 1, 2012, to the Transfer Agency Agreement between Registrant and JNAM dated November 29, 2011.4

		(iii)	Amendment, effective September 10, 2012, to Transfer Agency Agreement between Registrant and JNAM dated November 29, 2011.5

		(iv)	Amendment, effective April 29, 2013, to the Transfer Agency Agreement between Registrant and JNAM dated November 29, 2011.6

		(v)	Amendment, effective August 28, 2013, to the Transfer Agency Agreement between Registrant and JNAM dated November 29, 2011.8

		(vi)	Amendment, effective September 16, 2013, to Transfer Agency Agreement between Registrant and JNAM.7

		(vii)	Amendment, effective April 28, 2014, to Transfer Agency Agreement between Registrant and JNAM dated November 29, 2011.9

	(d)		Anti-Money Laundering Agreement between Registrant and Jackson National Life, dated January 1, 2012.2

	(e)	(i)	Fund Compliance Services Agreement between Registrant and JFS effective October 5, 2011.2

		(ii)	Amendment, effective December 14, 2012, to Fund Compliance Services Agreement between Registrant and JFS dated October 5, 2011.6

		(iii)	Amendment, effective August 28, 2013, to Fund Compliance Services Agreement between Registrant and JFS dated October, 2011. 8

	(f)		Management Fee Waiver Agreement, effective February 1, 2012, between Registrant and Curian Capital.3

	(g)		Management Fee Waiver Agreement, effective August 28, 2013, between Registrant and Curian Capital.8

	(h)		Management Fee Waiver Agreement, effective September 16, 2013, between Registrant and Curian Capital.7

	(i)		Initial Capital Agreement, dated November 30, 2011, between Registrant and Jackson National Life.2

(14)			Consent of Auditors, attached hereto.

(15)			None.

(16)	Powers of Attorney, dated January 8, 2015, attached hereto.

(17)	Form of Voting Instructions and Proxy Card, attached hereto.

1
Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to its registration statement on Form N-1A (333-177369; 811-22613) (“Registration Statement”) filed with the Securities and Exchange Commission (“SEC”) on October 19, 2011.

2	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-1A filed with the SEC on January 26, 2012.

3	Incorporated by reference to Registrant’s Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A filed with the SEC on March 1, 2012.

4	Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A filed with the SEC on April 26, 2012.

5	Incorporated by reference to Registrant’s Post-Effective Amendment No. 9 to its Registration Statement on Form N-1A filed with the SEC on August 24, 2012.

6	Incorporated by reference to Registrant’s Post-Effective Amendment No. 13 to its Registration Statement on Form N-1A filed with the SEC on April 25, 2013.

7	Incorporated by reference to Registrant’s Post-Effective Amendment No. 17 to its Registration Statement on Form N-1A filed with the SEC on September 13, 2013.

8	Incorporated by reference to Registrant’s Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A filed with the SEC on March 14, 2014.

9	Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 to its Registration Statement on Form N-1A filed with the SEC on April 25, 2014.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant agrees to file an executed copy of the opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this Registration Statement within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, as amended (the “1933 Act”), this Registration Statement has been signed on behalf of the Registrant, in the City of Denver and the State of Colorado on the 16th day of January 2015.

CURIAN VARIABLE SERIES TRUST
/s/ Diana R. Gonzalez
Diana R. Gonzalez
Assistant Vice President

As required by the 1933 Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ David W. Agostine by Diana R. Gonzalez*	January 16, 2015
David W. Agostine
Trustee

/s/ Gregory P. Contillo by Diana R. Gonzalez*	January 16, 2015
Gregory P. Contillo
Trustee

/s/ Dylan E. Taylor by Diana R. Gonzalez*	January 16, 2015
Dylan E. Taylor
Trustee

/s/ Mark S. Wehrle by Diana R. Gonzalez*	January 16, 2015
Mark S. Wehrle
Trustee

/s/ Scot T. Wetzel by Diana R. Gonzalez*	January 16, 2015
Scot T. Wetzel
Trustee

/s/ Mark D. Nerud by Diana R. Gonzalez*	January 16, 2015
Mark D. Nerud
President and Chief Executive Officer

/s/ Daniel W. Koors by Diana R. Gonzalez*	January 16, 2015
Daniel W. Koors
Treasurer and Chief Financial Officer

* By Diana R. Gonzalez, Attorney In Fact

EXHIBIT LIST

Exhibit Number	Exhibit Description

(11)	Opinion and Consent of Counsel regarding legality of shares being registered

(14)	Consent of Independent Registered Public Accounting Firm

(16)	Powers of Attorney, dated January 8, 2015

(17)	Form of Voting Instructions and Proxy Card